                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement    [_]  Confidential, For Use of the Commission
                                         Only (as Permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


[_]                        Atmos Energy Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-b(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

     ------------------------------------------------------------------------

     (2)   Aggregate number of securities to which transaction applies:

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     (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)   Proposed maximum aggregate value of transaction:

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     (5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount Previously Paid:

     ------------------------------------------------------------------------

     (2)   Form, Schedule or Registration Statement No.:

     ------------------------------------------------------------------------

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     (4)   Date Filed:

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

                                                                            LOGO


                               December 23, 1998


Dear Atmos Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders to be held at The Westin Hermitage, 231 Sixth Avenue North, Nashville, Tennessee 37219, on Wednesday, February 10, 1999, at 11:00 a.m. Central Standard Time.

   The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting and Proxy Statement. In addition, we will review with you the affairs and progress of the Company during the past year and report the results of operations for the first quarter.

   Your participation at this meeting is very important, regardless of the number of shares you hold or whether you will be able to attend the meeting in person. Please date, sign, and return the proxy in the enclosed envelope to ensure that your shares are represented at the meeting.

   On behalf of your Board of Directors, thank you for your continued support and interest in Atmos Energy Corporation.



                                       Sincerely,

                                       /s/ ROBERT W. BEST
                                       ----------------------------------------
                                       Robert W. Best
                                       Chairman of the Board, President
                                       and Chief Executive Officer

                           ATMOS ENERGY CORPORATION
                                P.O. BOX 650205
                           DALLAS, TEXAS 75265-0205

                           NOTICE OF ANNUAL MEETING


To the Shareholders:

     The Annual Meeting of the Shareholders of Atmos Energy Corporation (the "Company") will be held at The Westin Hermitage, 231 Sixth Avenue North, Nashville, Tennessee, 37219 on Wednesday, February 10, 1999, at 11:00 a.m., Central Standard Time, for the following purposes:

     1.  To elect four Class I directors for three-year terms expiring in 2002.

     2. To act upon a proposal to amend the Restated Articles of Incorporation of the Company as Amended to increase the number of authorized shares of Common Stock from 75,000,000 to 100,000,000.

     3. To act upon a proposal to approve the Company's 1998 Long-Term Incentive Plan.

     4. To act upon a proposal to approve the Company's Annual Incentive Plan for Management.

     5. To act upon a proposal to approve the Company's Equity Incentive and Deferred Compensation Plan for Non-Employee Directors.

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record of the Company's Common Stock at the close of business on December 14, 1998 will be entitled to notice of, and to vote at, such meeting. The stock transfer books will not be closed.



                                       By Order of the Board of Directors,

                                                GLEN A. BLANSCET
                                         Vice President, General Counsel
                                            and Corporate Secretary


December 23, 1998


                            YOUR VOTE IS IMPORTANT

TO VOTE YOUR SHARES, PLEASE INDICATE YOUR CHOICES, SIGN AND DATE THE PROXY CARD, AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY VOTE IN PERSON AT THE MEETING EVEN THOUGH YOU SEND IN YOUR PROXY.

                            ATMOS ENERGY CORPORATION
                                P.O. BOX 650205
                            DALLAS, TEXAS 75265-0205


                                PROXY STATEMENT


SOLICITATION AND REVOCABILITY OF PROXIES

  The proxy enclosed with this statement is solicited by the management of Atmos Energy Corporation (the ''Company'') at the direction of the Company's Board of Directors. These materials were first mailed to the Company's shareholders on December 23, 1998.

  Any shareholder giving a proxy has the power to revoke the proxy at any time prior to its exercise. The Company expects to solicit proxies primarily by mail, but directors, officers, employees, and agents of the Company may also solicit proxies in person or by telephone or other electronic means. The cost of preparing, assembling, and mailing the proxies and accompanying materials for this Annual Meeting of Shareholders, including the cost of reimbursing brokers and nominees for forwarding proxies and proxy statements to their principals, will be paid by the Company. In addition, Morrow & Co., Inc. (''Morrow'') will assist the Company in the solicitation of proxies. The Company will pay $7,500 in fees, plus expenses and disbursements, to Morrow for its proxy solicitation services.

COMMON STOCK INFORMATION; RECORD DATE

  As of December 14, 1998, there were [___________] shares of the Company's common stock, no par value (''Common Stock''), issued and outstanding, all of which are entitled to vote. These shares constitute the only class of stock of the Company issued and outstanding. As stated in the accompanying Notice of Annual Meeting, only shareholders of record at the close of business on December 14, 1998 will be entitled to vote at the meeting. Each share is entitled to one vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  Security Ownership of Certain Beneficial Owners. The following table lists the beneficial ownership, as of December 1, 1998, of the Company's Common Stock with respect to each person known by the Company to be the beneficial owner of more than five percent of such Common Stock.

                                                AMOUNT OF          PERCENTAGE OF
        NAME AND ADDRESS                      COMMON STOCK          OUTSTANDING
       OF BENEFICIAL OWNER                 BENEFICIALLY OWNED      Common Stock
       -------------------                 ------------------      -------------
Employee Stock Ownership Plan and          [________________]        [______]%
 Trust for Employees of Atmos
 Energy Corporation (the "ESOP") (a)


(a) The ESOP permits Company employees who participate in the ESOP to exercise voting power with respect to shares of the Company's Common Stock held in their ESOP accounts. With respect to shares of Common Stock owned by the ESOP for which participating employees do not exercise such voting rights, the ESOP Trust Committee, which is a committee appointed by the Board of Directors currently consisting of certain officers of the Company, is entitled to vote such shares in its discretion.

     Security Ownership of Management. The following table lists the beneficial ownership, as of December 1, 1998, of the Company's Common Stock with respect to all directors and nominees for director of the Company, the executive officers of the Company named in the Summary Compensation Table on page 8 of this Proxy Statement, and all directors and executive officers of the Company as a group.

                                                       AMOUNT OF                 PERCENTAGE OF
                                                      COMMON STOCK                OUTSTANDING
NAME                                               BENEFICIALLY OWNED            COMMON STOCK
----                                               ------------------            -------------
Travis W. Bain II...............................        ------                        (a)

Robert W. Best..................................        ------                        (a)

Glen A. Blanscet................................        ------                        (a)

Dan Busbee......................................        ------                        (a)

Richard W. Cardin...............................        ------                        (a)

Larry J. Dagley.................................        ------                        (a)

Thomas J. Garland...............................        ------                        (a)

J. Charles Goodman..............................        ------                        (a)

Gene C. Koonce..................................        ------                        (a)

Vincent J. Lewis................................        ------                        (a)

Thomas C. Meredith..............................        ------                        (a)

Wynn D. McGregor................................        ------                        (a)

Phillip E. Nichol...............................        ------                        (a)

Carl S. Quinn...................................        ------                        (a)

Charles K. Vaughan..............................        ------                        (a)

Richard Ware II.................................

All directors and executive officers as a group         ------
(16 individuals)................................

(a) The percentage of shares beneficially owned by such individual does not exceed one percent of the class so owned.


                           1.  ELECTION OF DIRECTORS

  Pursuant to the Company's Bylaws, the Board of Directors is divided into three classes, each of which class consists, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Directors for Class I are to be elected at this Annual Meeting for three-year terms expiring in 2002. Travis Bain, II, Dan Busbee, Gene C. Koonce, and Vincent J. Lewis have been nominated to serve as Class I directors.

  Messrs. Bain and Busbee were last elected to three-year terms by the shareholders at the 1996 Annual Meeting and have been nominated to continue to serve as directors for three-year terms ending in 2002. Messrs. Koonce and Lewis, formerly directors of United Cities Gas Company ("United Cities") prior to its merger with the Company on

July 31, 1997 (the "Merger"), were elected by the shareholders at the Special Meeting of the Shareholders on November 12, 1996 to serve as additional Class I directors of the Company pursuant to the provisions of the Agreement and Plan of Reorganization, as amended, between the Company and United Cities. The Board is nominating Messrs. Bain, Busbee, Koonce and Lewis to continue serving as Class I directors. The terms of all nominated directors will expire in 2002.

  The other directors listed on the following pages will continue to serve in their positions for the remainder of their current terms. The names, ages, and biographical summaries of (i) the persons who have been nominated to serve as directors of the Company and (ii) the directors who are continuing in office until the expiration of their terms and the class in which such nominee or other director has been designated, are set forth in the following table. Each of the nominees has consented to be a nominee and to serve as a director if elected, and all votes authorized by the enclosed proxy will be cast FOR all of the nominees. In order to be elected as a director, the Company's Bylaws require a nominee to receive the vote of a majority of all outstanding shares of the Company's Common Stock entitled to vote and represented in person or by proxy at a meeting of shareholders at which a quorum is present.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING
NOMINEES:

                                                                      YEAR IN WHICH
                                                                      FIRST BECAME A   CLASS DESIGNATION
    NAME; PRINCIPAL OCCUPATION OR EMPLOYMENT                             DIRECTOR          AND YEAR OF
  DURING PAST FIVE YEARS; OTHER DIRECTORSHIPS              AGE        OF THE COMPANY    EXPIRATION OF TERM
  -------------------------------------------              ---        --------------    ------------------
Travis W. Bain II.....................................     64              1988              Class I
  President of Bain Enterprises, Inc. in Plano,                                                1999
  Texas since November 1991. Also director of
  Delta Industries, Inc. in Jackson,
  Mississippi.

Dan Busbee............................................     65              1988              Class I
  Of Counsel with Gibson Dunn & Crutcher in                                                    1999
  Dallas, Texas since August 1998.  Formerly
  Attorney and Shareholder with Locke Purnell
  Rain Harrell (A Professional Corporation) in
  Dallas, Texas from 1972 until August 1998.

Gene C. Koonce........................................     66              1997              Class I
  Formerly Chairman of the Board, President and                                                1999
  Chief Executive Officer of United Cities from
  May 1996 until the Merger in July 1997;
  President and Chief Executive Officer of
  United Cities from October 1978 until May
  1996. Also director of First American
  Corporation in Nashville, Tennessee.

Vincent J. Lewis......................................     54              1997              Class I
  Senior Vice President at Legg Mason Wood                                                     1999
  Walker, Inc. in Rutherford, New Jersey since 1987.

  The following persons are directors of the Company who will be continuing in office until the expiration of their terms as set forth below.

                                                                      YEAR IN WHICH
                                                                      FIRST BECAME A    CLASS DESIGNATION
    NAME; PRINCIPAL OCCUPATION OR EMPLOYMENT                             DIRECTOR          AND YEAR OF
  DURING PAST FIVE YEARS; OTHER DIRECTORSHIPS              AGE        OF THE COMPANY    EXPIRATION OF TERM
  -------------------------------------------              ---        --------------    ------------------
Robert W. Best........................................     52              1997              Class III
  Chairman of the Board, President and Chief                                                    2001
  Executive Officer of the Company since March
  1997.  Formerly Senior Vice President-Regulated
  Businesses of Consolidated Natural Gas Company
  from January 1996 to March 1997; President of
  Texas Gas Transmission Company from February
  1985 to May 1995 and  President of
  Transcontinental Gas Pipe Line Corporation from
  February 1992 to May 1995.

Richard W. Cardin.....................................     63              1997              Class II
 Consultant and retired partner of Arthur Andersen LLP                                         2000
  since 1995.  Formerly office managing partner with
  Arthur Andersen LLP in Nashville, Tennessee from 1980
  until 1994.  Also member of Board of Trustees of CCA
  Prison Realty Trust and director of United States Lime
  & Minerals, Inc.

Thomas J. Garland.....................................     64              1997              Class III
  Chairman of The Tusculum Institute for Public                                                 2001
  Leadership and Policy since 1998.  Formerly Executive
  in Residence and Distinguished Service Professor of
  the Civic Arts at Tusculum College in Greeneville,
  Tennessee and a consultant from 1990 to 1998.  Also
  director of Peoples Community Bank in Johnson City,
  Tennessee.

Thomas C. Meredith....................................     57              1995              Class II
  Chancellor of the University of Alabama System in                                            2000
  Tuscaloosa, Alabama since June 1997. Formerly
  President of Western Kentucky University in Bowling
  Green, Kentucky from 1988 until June 1997.  Director
  of Alabama Power Company.

Phillip E. Nichol.....................................     63              1985              Class III
  Senior Vice President and Divisional Hiring Officer for                                      2001
  Central Division of PaineWebber Incorporated since
  March 1998.  Formerly Senior Vice President and Branch
  Manager of PaineWebber Incorporated in Fort Worth,
  Texas from May 1996 to February 1998. Formerly Senior
  Vice President and Branch Manager of PaineWebber
  Incorporated in Cleveland, Ohio from February 1995 to
  May 1996; Senior Vice President and Manager of Kidder
  Peabody & Co. in Cleveland, Ohio from September 1994
  until February 1995 and Vice President and Manager of
  Kidder Peabody & Co. in Toledo, Ohio from May 1992
  until February 1995.




Carl S. Quinn.........................................     67              1994              Class II
  General Partner of Quinn Oil Company, Ltd. in                                                2000
  East Hampton, New York since May 1992.
  Formerly Chairman of the Board, President and
  Chief Executive Officer of Interstate Natural
  Gas Company in Houston, Texas from January
  1992 until December 1994.

Charles K. Vaughan....................................     61              1983              Class III
  Formerly Chairman of the Board of the Company from                                            2001
  June 1994 until March 1997;  Chairman of the Board and
  Chief Executive Officer of the Company from March 1993
  until June 1994; Chairman of the Board, President and
  Chief Executive Officer of the Company from October
  1983 until March 1993.

Richard Ware II.......................................     52              1994              Class II
  President of Amarillo National Bank in                                                       2000
  Amarillo, Texas since 1981.  Also director of
  The Coca-Cola Bottling Group (Southwest),
  Inc. and member of the Board of Trustees of
  Southern Methodist University in Dallas,
  Texas.

CERTAIN BUSINESS RELATIONSHIPS

  Mr. Ware is the president and a shareholder of Amarillo National Bank, Amarillo, Texas, which bank provides a $12 million short-term line of credit to the Company, serves as a depository bank for the Company, and is trustee for the Company's Restricted Stock Grant Plan. For a discussion of other business relationships, see "Human Resources Committee Interlocks and Insider Participation" on page 11.

THE BOARD OF DIRECTORS: COMMITTEES, MEETINGS, AND DIRECTORS' FEES

  Standing Committees. The Company has certain standing committees, each of which is described below.

  The Executive Committee consists of Messrs. Best, Koonce, Quinn and Vaughan. Mr. Vaughan serves as chairman of the committee. In accordance with the Bylaws of the Company, the Executive Committee has, and may exercise, all of the powers of the Board during the intervals between the Board's meetings, subject to certain limitations and restrictions as set forth in the Bylaws or as may be established by resolution of the Board of Directors from time to time. The Executive Committee held no meetings during the last fiscal year.

  The Audit Committee consists of Messrs. Bain, Busbee, Cardin, Lewis, Meredith and Ware. Mr. Busbee serves as chairman of the committee. The Audit Committee reviews the scope and procedures of internal auditing work, the results of independent audits, and the accounting policies of management, and it recommends to the Board the appointment of the Company's outside auditors. The Audit Committee held three meetings during the last fiscal year.

   The Human Resources Committee consists of Messrs. Bain, Busbee, Garland, Nichol and Quinn. Mr. Quinn serves as chairman of the committee. This committee reviews and makes recommendations to the Board of Directors regarding compensation for officers of the Company. In addition to compensation matters, the committee determines, develops, and makes recommendations to the Board regarding benefit packages, special bonus or stock plans, severance agreements, and succession planning with respect to the Company's officers. This committee also administers the Company's 1998 Long-Term Incentive Plan and Annual Incentive Plan for Management, both of which plans became effective October 1, 1998, subject to the approval of the Company's shareholders, as is more fully discussed below. During the last fiscal year, the Human Resources Committee held three meetings.

  The Nominating Committee consists of Messrs. Cardin, Koonce, Lewis, Meredith and Nichol. Mr. Nichol serves as chairman of the committee. This committee selects candidates for consideration by the full Board to fill any vacancies on the Board, which may occur from time to time. The Nominating Committee held one meeting during the last fiscal year. The Nominating Committee also considers sound and meritorious nomination suggestions for directors from shareholders. All letters of recommendation for nomination should be sent to the Corporate Secretary of the Company at the Company's headquarters and should include, in addition to the nominee's name and address, a listing of the nominee's background and qualifications. A signed statement from the nominee should accompany the letter of recommendation indicating that he or she consents to being considered as a nominee and that, if nominated by the Board and elected by the shareholders, he or she will serve as a director.

  The Work Session/Annual Meeting Committee consists of Messrs. Bain, Garland, Koonce, Nichol and Ware. Mr. Bain serves as chairman of the committee. This committee plans the meeting and agenda for the special meeting of the Board held each year for the purpose of focusing on long-range planning and corporate strategy issues and selects the site for the Annual Shareholders Meeting.
During the last fiscal year, the Work Session/Annual Meeting Committee held two meetings.

  Attendance at Board Meetings. During the last fiscal year, the Board of Directors of the Company held six meetings. During fiscal year 1998, each director attended at least seventy-five percent of the aggregate of (a) all meetings of the Board and (b) all meetings of the committees of the Board on which such director served.

  Directors' Fees. As compensation for serving as a director, each of the non-employee directors receives an annual retainer of $20,000 and a fee of $1,000 per day for attendance at each Board and committee meeting (excluding telephone conference meetings). The fee paid for participation in a telephonic conference meeting of the Board or a committee is one-half of the regular meeting fee. Committee chairmen are also paid a fee for extra work done in connection with their committee duties.

  On August 12, 1998, the Board adopted the Company's Equity Incentive and Deferred Compensation Plan for Non-Employee Directors, representing an amendment to the Company's Deferred Compensation Plan for Outside Directors that was originally adopted May 10, 1990. This amended plan is subject to the approval of the shareholders at the Annual Meeting, and will not take effect until that time. As is more fully discussed below, should the Company's shareholders approve this plan, each non-employee director will be allowed to defer receipt of his annual retainer and meeting fees and to invest his deferred compensation into either a cash account or a stock account. Under the current plan, non-employee directors may defer payment of all or a part of their compensation earned as a director until the earlier of a date specified by the director or the date he or she ceases to be a director. In addition, the Company will pay interest on amounts deferred at a rate equal to 100 basis points above the New York Federal Reserve Bank discount rate in effect as of each January 15. See
Section 5, "Approval of Equity Incentive and Deferred Compensation Plan for Non-Employee Directors", on page 23, for more information on this plan.

  In November 1994, the Board adopted the Outside Directors Stock-for-Fee Plan, which plan was approved by the shareholders of the Company in February 1995.
The plan permits non-employee directors to receive all or part of their annual retainer and meeting fees in Common Stock of the Company rather than in cash.
An election by a director to receive his or her fees in stock does not alter the amount of fees payable but results in the deferral of payment of the stock portion of the fees until after the end of each quarter in which the fees were earned. The number of shares of Common Stock issued at such time will be equal to (a) the dollar amount of the fees to be paid in stock divided by (b) the fair market value of the Company's Common Stock on the last day of the applicable quarter. The fair market value is the closing price of a share of Common Stock of the Company as reported by the New York Stock Exchange. Only whole numbers of shares are issued; fractional shares are paid in cash.

  Other Compensation for Non-Employee Directors. The Retirement Plan for Non-Employee Directors (the "Directors Retirement Plan") covers non-employee directors who have served on the Board (including service prior to January 1, 1994 on the Board of Greeley Gas Company and prior to August 1, 1997 on the Board of United

Cities) for at least five years and who have attained age 65. Upon retirement, a participating non-employee director is entitled to an annual pension benefit equal to the sum of (a) 50% of the amount of the participant's final annual retainer plus (b) 10% of the amount of the participant's final annual retainer for each year of service on the Board in excess of five years. In no event may the annual pension benefit exceed 100% of a director's final annual retainer. The pension benefit is payable for the participant's life. The plan is unfunded.

  As discussed above, on August 12, 1998, the Board adopted the Company's Equity Incentive and Deferred Compensation Plan for Non-Employee Directors (the "Directors Compensation Plan"), which plan is subject to the approval of the shareholders at the Annual Meeting. Should such plan be approved by the shareholders, it will be effective at that time and the Directors Retirement Plan will terminate. However, current participants in the Directors Retirement Plan may elect to remain in such plan instead of participating in the new Directors Compensation Plan but no persons who become directors after February 10, 1999 shall be eligible to participate in the Directors Retirement Plan. See
Section 5, "Approval of Equity Incentive and Deferred Compensation Plan for Non-Employee Directors", beginning on page 23, for more information on the Directors Compensation Plan.

  In addition, the Company provides business travel accident insurance for non-employee directors and their spouses. The policy provides $100,000 coverage to directors and $50,000 coverage to their spouses per accident while traveling on Company business.

  Other Arrangements with Mr. Vaughan. Effective October 1, 1994, Mr. Vaughan retired as an officer and employee of the Company and entered into a five-year Consulting Agreement with the Company. Under the agreement, Mr. Vaughan performs such consulting services as the Board may request from time to time. The term of the agreement may be extended for additional one-year periods upon the agreement
of the Board and Mr. Vaughan.    The term of the agreement was extended by
amendment approved in 1998 for an additional one-year period, ending September 30, 2000. The agreement provides for future payments to Mr. Vaughan, in consideration for his consulting services, of $130,000 during fiscal year 1999 and $130,000 during fiscal year 2000. During the 1998 fiscal year, Mr. Vaughan received $300,000 in payment for his services under the Consulting Agreement. The payments are made in semi-annual installments payable on October 1 and April 1 of each fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who beneficially own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in their ownership in the Company's Common Stock. Directors, executive officers, and greater-than-ten-percent beneficial shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to the Company and written representations that no Forms 5 were required, the Company believes that, during the last fiscal year, all of the Company's directors, executive officers, and greater-than-ten-percent beneficial owners were in compliance with the Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

  Summary Compensation Table. The following table sets forth the compensation paid by the Company for each of the Company's last three completed fiscal years to Mr. Best and the Company's four most highly compensated executive officers other than Mr. Best.


                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                        ANNUAL COMPENSATION          Compensation
                                                 ----------------------------------  ------------
                                                                                     RESTRICTED
                                                                      OTHER ANNUAL     STOCK           ALL OTHER
                                                  SALARY   BONUS (a)  COMPENSATION    AWARDS (B)      COMPENSATION
       NAME AND PRINCIPAL POSITION         YEAR    ($)        ($)          ($)            ($)             ($)
       ---------------------------         ----  --------  ---------  -------------  --------------  --------------
Robert W. Best (c).......................  1998  480,786    450,000       (d)           1,262,500        8,584(e)
   Chairman of the Board, President        1997  266,426    487,200       (d)           1,225,000        2,184
   and Chief Executive Officer

Larry J. Dagley (f)......................  1998  310,385    263,300       (d)             631,250        5,528(e)
   Executive Vice President and            1997  125,000    283,400       (d)           1,225,000        1,872
   Chief Financial Officer

J. Charles Goodman.......................  1998  184,537    108,800       (d)             126,250        8,028(e)
    Executive Vice President,              1997  177,530    121,400       (d)                   0       11,132
    Utility Operations                     1996  171,127     45,400       (d)              91,425        7,895

Glen A. Blanscet.........................  1998  135,973     58,700       (d)              65,650        6,328(e)
     Vice President, General Counsel       1997  129,854    198,200       (d)                   0        9,335
      and Corporate Secretary              1996  122,924     32,600       (d)              29,813        5,690

Wynn D. McGregor.........................  1998  116,892     41,800       (d)              32,825        5,434(e)
     Vice President, Human Resources       1997  114,047     52,000       (d)                   0        5,273
                                           1996  109,263     22,300       (d)              19,875        5,062

(a) Some bonuses were actually paid after the end of the fiscal year in which they are reported. Because their payment relates to services rendered in the fiscal year prior to payment, the Company has consistently reported bonus payments in such prior fiscal year.

(b) The number and value of the aggregate restricted stock holdings at the end of the last fiscal year for each of the executive officers listed above were as follows: Robert W. Best, 100,000 shares with a value of $2,856,250; Larry J. Dagley, 75,000 shares with a value of $2,142,188; J. Charles Goodman, 5,000 shares with a value of $142,813; Glen A. Blanscet, 2,600 shares with a value of $74,263; and Wynn D. McGregor, 1,300 shares with a value of $37,131. Dividends are paid on the restricted stock reported in the Table at the same rate they are paid on all of the Company's Common Stock.

(c) Mr. Best became Chairman, President and Chief Executive Officer of the Company on March 8, 1997.

(d) The total dollar value of perquisites and other personal benefits for the named executive officer was less than the reporting thresholds established by the Securities and Exchange Commission.

(e) This amount reflects the amount of Company matching contributions made during the last fiscal year to the named executive officer's account pursuant to the Company's ESOP and the amount of insurance premiums paid by the Company during the last fiscal year with respect to term life insurance for the benefit of the named executive officer. The amounts paid during the 1998 fiscal year for each named executive officer were as follows: Robert
     W. Best, $6,400 in Company matching contributions made pursuant to the ESOP and $2,184 in term life insurance premiums; Larry J. Dagley, $3,500 in Company matching contributions made pursuant to the ESOP and $2,028 in term life insurance premiums; J. Charles Goodman, $6,824 in Company matching contributions made pursuant to the ESOP and $1,204 in term life insurance premiums; Glen A. Blanscet, $5,439 in Company matching contributions made pursuant to the ESOP and $889 in term life insurance premiums; and Wynn D. McGregor, $4,676 in Company matching contributions made pursuant to the ESOP and $758 in term life insurance premiums.

(f) Mr. Dagley became Executive Vice President and Chief Financial Officer of the Company on May 1, 1997.

  Retirement Plans. The executive officers listed in the Summary Compensation Table have been covered by the Employees' Retirement Plan of Atmos Energy Corporation (the "Retirement Plan''), a defined benefit pension plan pursuant to which all participants automatically accrue pension credits after completing one year of service with the Company. Each of the executive officers listed in the Summary Compensation Table also participates in the Company's Supplemental Executive Benefits Plan (the ''Supplemental Plan''), which provides retirement benefits (as well as supplemental disability and death benefits) to all officers and business unit presidents of the Company. A participant who has been an officer or business unit president for at least two years, has five years of vesting service under the Retirement Plan or a similar plan, and attained age 55 is entitled to a supplemental pension in an amount that, when added to his or her pension payable under the Retirement Plan or a similar plan, equals 75% of his compensation, subject to reductions for less than ten years of vesting service and for retirement prior to age 62.

  Effective January 1, 1999, the executive officers listed in the Summary Compensation Table will be covered by the Company's new Pension Account Plan, which covers all employees of the Company. Such executive officers will have an opening account balance established for them as of January 1, 1999 equal to the present value of their respective accrued benefits under the Retirement Plan as of December 31, 1998. The present value factor is based on average life expectancy, normal retirement age and discount rate of seven percent. The Pension Account Plan will credit an allocation to each participant's account at the end of each year according to a formula based on his age, service and total pay (excluding incentive pay).

  The Pension Account Plan provides for an additional annual allocation based upon a participant's age as of January 1, 1999 for those participants who were participants in the Retirement Plan. The Pension Account Plan will credit this additional allocation each year through December 31, 2008. In addition, at the end of each year, a participant's account will be credited with interest on the employee's prior year account balance. A special grandfather benefit also applies through December 31, 2008, for participants who will be at least age 50 as of January 1, 1999, and who were participants in the Retirement Plan on December 31, 1998. Participants are fully vested in their account balances after five years of eligibility service and may choose to receive their account balances as a lump sum or an annuity.

  The following table illustrates the estimated combined annual benefits payable under the Retirement Plan and the Supplemental Plan upon retirement at age 62 or later to persons in specified compensation categories and years-of-service classifications as determined in such person's last year of employment.

                             PENSION PLAN TABLE (a)

                                                            YEARS OF SERVICE
REMUNERATION                                 15          20          25          30          35

 $125,000...............................   93,750      93,750      93,750      93,750      93,750
  150,000...............................  112,500     112,500     112,500     112,500     112,500
  175,000...............................  131,250     131,250     131,250     131,250     131,250
  200,000...............................  150,000     150,000     150,000     150,000     150,000
  225,000...............................  168,750     168,750     168,750     168,750     168,750
  250,000...............................  187,500     187,500     187,500     187,500     187,500
  300,000...............................  225,000     225,000     225,000     225,000     225,000
  350,000...............................  262,500     262,500     262,500     262,500     262,500
  400,000...............................  300,000     300,000     300,000     300,000     300,000
  450,000...............................  337,500     337,500     337,500     337,500     337,500
  500,000...............................  375,000     375,000     375,000     375,000     375,000
  600,000...............................  450,000     450,000     450,000     450,000     450,000
  700,000...............................  525,000     525,000     525,000     525,000     525,000
  800,000...............................  600,000     600,000     600,000     600,000     600,000
  900,000...............................  675,000     675,000     675,000     675,000     675,000
  1,000,000.............................  750,000     750,000     750,000     750,000     750,000

---------------------
(a) The benefit amounts listed in the Pension Plan Table are not subject to any deduction for Social Security or offset amounts and are computed based upon payment as a joint and 50% survivor annuity.

  The Retirement Plan covers only the regular salary of each of its participants, excluding bonuses (subject to the maximum covered compensation limit of $160,000 as of January 1, 1997 established by the Internal Revenue Code for qualified plans). The Supplemental Plan covers compensation in an amount equal to the sum of (a) the greater of the participant's annual base salary at the date of termination of employment or the average of the participant's annual base salary for the highest of three calendar years (whether or not consecutive) of employment with the Company; (b) the greater of the amount of the participant's last award under any of the Company's annual performance bonus or incentive plans or the average of the participant's highest three performance awards under such plan (whether or not consecutive); and (c) the participant's annual car allowance payable by the Company at the date of his termination of employment. The amount of current compensation covered by the Supplemental Plan as of the end of the last fiscal year for each of the executive officers listed in the Summary Compensation Table is as follows: Robert W. Best, $965,000; Larry J. Dagley, $600,900; J. Charles Goodman, $314,400; Glen A. Blanscet, $241,044; and Wynn D. McGregor, $173,029. Each of such executive officers has the following approximate number of years of credited service under the retirement plans: Robert W. Best, 1 year; Larry J. Dagley, 1 year; J. Charles Goodman, 17 years; Glen A. Blanscet, 13 years; and Wynn D. McGregor, 10 years.

  Each of the executive officers listed in the Summary Compensation Table has also entered into a Participation Agreement with the Company as required by the Supplemental Plan. The Supplemental Plan provides that the accrued benefits, as calculated pursuant to the plan, of each participant will vest in the event of
(a) a termination of the participant's employment by the Company without "cause"
(i) following a "change of control" of the Company (as both terms are defined in the plan), (ii) in anticipation of a "change in control" (whether or not a "change in control" ever occurs), or (iii) at the request of a party to a pending transaction that will constitute a "change in control", if and when the transaction is consummated, (b) a termination of the plan, (c) an amendment to the plan resulting in a decrease in the benefits otherwise payable to the participant, (d) a termination of the participant's employment voluntarily (with respect to Messrs. Blanscet, Goodman and McGregor only); (e) a termination of the participant's employment for any reason other than ''cause'', or (f) a termination of the participant's participation in the plan for any reason other than "cause" prior to the participant's termination of employment." The approval of the Merger by the shareholders on November 12, 1996 constituted a "change in control" as defined in the Supplemental Plan, and as a result, Messrs. Goodman, Blanscet and McGregor, who were participants in the Supplemental Plan as of November 12, 1996, are each entitled to receive unreduced supplemental pension benefits commencing at age 55. The Participation Agreements set forth the specific rights of the participants to their accrued benefits upon the occurrence of the events described above and constitute enforceable contracts separate from the provisions of the Supplemental Plan.

  Employment Severance Compensation Agreements and Change-in-Control Arrangements. The Company has entered into severance agreements with each of the executive officers named in the Summary Compensation Table to provide certain severance benefits for them in the event of the termination of their employment within three years following a ''change in control'' (as defined in the agreements) of the Company. Under each of the severance agreements and plans described below, a "change in control" of the Company is deemed to occur if, among other things, the shareholders of the Company approve a merger or other similar transaction, whereby the shareholders prior to the transaction will not own at least 60% of the voting power of the Company after the transaction.

  The severance agreement for each executive officer other than Mr. Goodman provides that if employment is terminated by the Company other than for "cause" (as defined in the agreement), retirement, death, or disability, or by the employee for other than "constructive termination" (as defined in the agreement), the Company will pay such executive officer a lump sum severance payment equal to 2.5 times such executive officer's total compensation, comprised of the annual base salary and "Average Bonus", as such term in defined in the agreement. If the total of such lump sum severance payment plus all other payments, distributions or benefits of any type made to or on behalf of the executive officer results in the imposition of the excise tax imposed by
Section 4999 of the Internal Revenue Code, the lump sum severance payment will be increased in an amount required for the executive officer to pay any such excise taxes due the Internal Revenue Service. In addition, such executive officer will be entitled to all rights and benefits, if any, provided under any other plan or agreement between him and the Company.

  Mr. Goodman's severance agreement provides that if employment is terminated by the Company other than for "cause" (as defined in the agreement), retirement, death, or disability, or by the employee for ''good reason'' (as defined in the agreement), the Company will pay him a lump sum severance payment equal to 2.99 times his ''base amount'' compensation, as defined in Section 280G of the Internal Revenue Code. If the total of such lump sum severance payment plus all other payments made in connection with a change in control pursuant to any other plan, arrangement, or agreement results in the imposition of the excise tax imposed by Section 4999 of the Internal Revenue Code, such lump sum severance payment will be reduced to the extent necessary to make the total of all such payments not be subject to such excise tax unless the total of all such payments as reduced by the amount of such excise tax is greater than the lump sum severance payment described above. In addition, Mr. Goodman will be entitled to all rights and benefits, if any, provided under any other plan or agreement between him and the Company.

  Each of the executive officers listed in the Summary Compensation Table also participates in the Company's Restricted Stock Grant Plan and has received, from time to time, awards of stock that are restricted with respect to their transferability. The restrictions lapse pursuant to a schedule established by the Board of Directors at the date of the grant. Notwithstanding any established schedule for the removal of restrictions, however, the restrictions are immediately removed in the event of the participant's death, disability, or retirement at normal retirement age (age 62) or in the event of a ''change of control'' (as defined in the plan) of the Company.

  Human Resources Committee Interlocks and Insider Participation. The members of the Human Resources Committee during the last fiscal year were Messrs. Bain, Busbee, Garland, Nichol and Quinn. Mr. Busbee is of counsel to the law firm of Gibson, Dunn & Crutcher in Dallas, Texas, which the Company retains from time to time to perform legal services. In addition, during the last fiscal year until August 1998, Mr. Busbee was an attorney and shareholder with the law firm of Locke Purnell Rain Harrell in Dallas, Texas, which the Company has also retained from time to time. There are no interlocking relationships between any executive officer of the Company and any other company.

  Human Resources Committee Report on Executive Compensation. The Human Resources Committee of the Board of Directors is charged with the responsibility of providing oversight and direction with respect to the compensation programs and employee benefit plans of the Company. All members of the Committee are non-employee directors who serve on the Board of Directors. Specific duties and responsibilities of the Committee include:

 . The establishment and oversight of the Company's executive compensation policy and strategy.

 . Development of recommendations to the Board of Directors regarding the pay of Company officers and of the CEO's compensation.

 . Development of recommendations to the Board of Directors regarding performance targets and criteria underlying the Company's various incentive compensation plans and approval of such targets and criteria with respect to the Company's incentive compensation plans subject to Section 162(m) of the Internal Revenue Code.

 . Interaction with outside advisors and consultants regarding the Company's current compensation and benefit plans as well as periodic assessments of the competitive marketplace, emerging trends and legislative developments, and best practices employed by other corporations.

 . Review and determination, for recommendation to the Board of Directors, of the Company's program for providing compensation to non-employee directors.

 . Assurance that the Company's compensation program for the CEO and other officers is aligned with the Company's overall business strategy and focuses upon the creation of value for the Company's shareholders.

  This report has been prepared by the Committee immediately following the meeting of the Committee on October 27, 1998, at which time the Committee determined bonus awards for the most recent performance year, established new incentive targets and performance measures for the 1999 performance year, reviewed salary recommendations for all officers and business unit presidents/general managers, and conducted other matters consistent with the Committee's charter.

  COMPENSATION STRATEGY. Over the course of the past 12 months, the Committee has been working with the consultants of Towers Perrin, an international management consulting firm, in rethinking its approach to the remuneration of all employees. The Committee recognized that the Company needed a compensation program that is better aligned with the Company's business plans and strategies going forward: more focus upon growth opportunities in both regulated and nonregulated business sectors, further emphasis upon operating efficiencies and service levels, and preparation for a more competitive environment in a rapidly consolidating industry. The compensation program for all employees has been shifted to a program which focuses upon "total rewards." Total rewards is an all-encompassing approach to compensation and benefits which emphasizes the importance of the total package including base salary, incentive opportunities, employee benefits, training and development opportunities, and the corporate environment. The Company is in the process of implementing the new total rewards program over the next several months.

  In concert with the total rewards program development for all employees, the Committee provided direction and guidance in formulating a new executive compensation strategy for the organization. Working with Towers Perrin, the Company has adopted an executive compensation strategy which focuses upon the following guiding principles:

 . Key executives who are charged with the responsibility for establishing and executing the Company's business strategy should have incentive compensation opportunities that are aligned with the creation of shareholder value.

 . An executive compensation program should be built around an emphasis upon total rewards.

 . Stock ownership is an important component for ensuring that executives' interests are aligned with shareholders.

 . To facilitate stock ownership for executives, the Company will provide stock options and other stock-based incentive vehicles that focus on shareholder value creation.

 . Incentive compensation opportunities should have significant upside potential with commensurate downside risk.

 . The Company's compensation strategy will place a greater emphasis upon stock options and related long-term incentive opportunities, with limited emphasis upon special benefits and perquisites.

  In recognition of these guiding principles, the Committee worked closely with Towers Perrin throughout the year to reposition its executive compensation program. Key components of the new program include:

 . The introduction of a more objective and performance sensitive annual incentive plan for management that is designed to comply with Section 162(m) of the Internal Revenue Code.

 . The adoption of a multi-faceted long-term incentive plan which will allow for the granting of stock options and other forms of long-term incentives, with elements of the plan designed to comply with Section 162(m) of the Internal Revenue Code.

 . The adoption of voluntary share ownership guidelines for the Company's officers and business unit presidents/general managers, expressed as a multiple of the individual's base salary, and the requirement to achieve such ownership levels within five years.

 . Elimination of Company-provided automobile allowances for executives and supplemental medical plan coverage.

 . An overall compensation strategy to pay executive base salaries at the 50th percentile of the competitive market practice with targeted total cash and targeted total direct compensation to be paid at the 75th percentile of competitive market practice if performance targets are reached.

  In addition to its work on executive compensation, the Committee worked closely with Towers Perrin to change its approach to its compensation program for non-employee directors. As a result, the Board has adopted the Equity Incentive and Deferred Compensation Plan for Non-Employee Directors, subject to the approval of the Company's shareholders at their Annual Meeting. After the Annual Meeting, the non-employee directors who are currently participating in the Retirement Plan for Non-Employee Directors will be able to elect to participate in the new plan or remain in the current Retirement Plan for Non-Employee Directors. In addition, no persons who become directors after the Annual Meeting on February 10, 1999 shall be eligible to participate in the Retirement Plan for Non-Employee Directors.

  ASSESSMENT OF COMPETITIVE PRACTICES. The Committee regularly evaluates competitive compensation data provided by management consultants to ensure that the Company's pay policy and practices are aligned with the competitive marketplace. Over the course of the past 12 months, the Committee reviewed on two occasions competitive compensation levels from numerous survey sources and analyses provided by Towers Perrin. These sources of competitive compensation data included:

 . A review of the total direct compensation of the five highest paid executives for a select peer group of 17 gas utility companies which have annual revenues and market capitalizations comparable to the Company.

 . Published survey data of the gas utility industry provided by the American
  Gas Association.

 . Published survey data of the utility industry provided by the Executive
  Compensation Service.

 . Published and private survey data of both the utility industry and general industry provided by Towers Perrin.

  These survey sources provide a comprehensive review of national compensation practices as well as selected companies that compete in specific geographic markets in which the Company participates. The organizations participating in these surveys are different than some of the companies that appear in the Performance Graph. Specific job comparisons and access to market data for companies included in the Performance Graph are not readily available to the Committee.

  For the most recently completed fiscal year, the Company's executive compensation program was comprised of base salary, annual incentive compensation, and long-term incentive compensation in the form of time-lapsed restricted stock. The following paragraphs discuss each of these program components.

  BASE SALARY. All positions in the Company, including executive positions, have been assigned to formal salary grades and ranges. Positions are compared on the basis of job content to similar positions in companies of comparable revenue size and market capitalization to the Company. Salary ranges for all positions are reviewed on an annual basis, and proposed salary ranges are presented to the Committee for its review and consideration each year in October. The midpoint of each salary range is designed to approximate the 50th percentile of base salaries of comparable companies in the marketplace, as defined above.

  The base salary for an individual executive may be more than or less than the salary range midpoint based upon the individual's performance and his or her level of experience in the position. In determining appropriate salary levels, the Committee also considers current economic conditions and national and industry trends in executive compensation.

  Each year, the Chief Executive Officer and senior officers of the Company provide the Committee with an oral presentation discussing the performance and contributions of each executive. The Company uses a performance evaluation process that has seven performance ratings and which considers individual goals and areas of accountability. The individual executive's salary increase is based upon his performance rating and the overall salary increase budget and guidelines established by the Company for the year.

  ANNUAL INCENTIVE COMPENSATION. All of the Company's officers and business unit presidents are eligible to participate in the Executive Annual Performance Bonus Plan (the "Bonus Plan"). The Bonus Plan is a cash-based annual bonus plan that provides executives with awards based upon two performance criteria: corporate-wide earnings per share and individual performance rating. The two performance criteria are each weighted 50 percent and are calibrated upon a performance matrix that expresses the payout opportunity for each executive based upon a stated percentage of his or her base salary. Annual incentive compensation targets for all participants range from 15 percent to 60 percent of base salary, depending upon the position's level and accountabilities within the organization. Actual awards, based upon performance, can range from 0 percent to 150 percent of the individual target award.

  The Bonus Plan has been totally redesigned for the 1999 fiscal year into the Annual Incentive Plan for Management (the "Incentive Plan"). The Incentive Plan will measure performance at both the corporate and business unit level. Additionally, the Incentive Plan will consider measurements of both financial and operational performance. The Incentive Plan has been designed with the intent of full compliance with Section 162(m) of the Internal Revenue Code. The plan is further described, including the full text of the plan document, in a later section of this year's proxy statement. The Company is requesting approval of the plan by shareholders for exemption as a "performance plan" pursuant to Section 162(m).

  LONG-TERM INCENTIVE COMPENSATION. The Company currently grants long-term awards in the form of time-lapse restricted stock. The Committee believes that restricted shares allow key executives to share fully in the interests of all shareholders. During the restricted period, executives receive voting rights and dividends applicable to the restricted shares that they have been granted.

  Individual grants of restricted shares are made on a discretionary basis. The timing and amount of restricted stock granted to each executive will vary based upon the Company's performance as well as the performance of the individual. Recommendations for awards under the Restricted Stock Grant Plan are submitted by the Committee to the Board of Directors for approval. From time to time, the Committee, in its discretion, may recommend special awards under the Restricted
Stock Grant Plan beyond the typical award level.   Such recommendations may be
forthcoming in instances where both Company performance and the performance of the executive are considered to be exceptional.

  The Board of Directors defines the restrictions applicable to any award under the Restricted Stock Grant Plan. Restricted share grants made during the 1998 fiscal year and recent past require the completion of four or six years of Company service before the award is fully vested and restrictions lapse. Stock certificates are held in the custody of the Company by means of a trust until restrictions are removed.

  Consistent with the Company's new executive compensation strategy, the Company has adopted an "omnibus" long-term incentive compensation plan. This plan is also described later in this year's proxy statement and includes a full copy of the plan text. Certain types of awards under the plan are designed to be performance-based pursuant to Section 162(m) and will receive such an exemption if the plan is approved by shareholders. The plan allows for the granting and/or award of qualified and nonqualified stock options, stock appreciation rights, restricted shares, performance-based restricted shares, performance awards (i.e., performance shares, performance units, and performance cash), special stock awards, and other long-term incentive vehicles.

  In the 1999 fiscal year, and predicated upon a favorable vote of shareholders approving the 1998 Long-Term Incentive Plan, the Company anticipates granting nonqualified stock options to key executives and officers. At this time, the Company foresees granting only stock options under the new long-term incentive plan. However, the omnibus plan has been designed to allow the Committee to be able to exercise considerable discretion and flexibility in awarding long-term incentive compensation, especially in light of changing tax, legislative, and regulatory considerations.

  Finally, the Company has adopted share ownership guidelines for key officers. The guidelines are voluntary and should be achieved by each officer over the course of the next five years. The Committee strongly advocates executive share ownership as a means by which to better align executive interests with those of all shareholders. The Chief Executive Officer has a guideline to reach a share ownership position of five times his base salary over the course of the next five years. Other officer positions have share ownership guidelines ranging from 2.5 to 1.0 times the officer's base salary.

  COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The Committee has awarded Mr. Robert W. Best, Chairman, President, and Chief Executive Officer of the Company, with a base salary of $540,000 for 1999. In 1998, Mr. Best's base salary was at the level of $500,000. The increase in base salary awarded to Mr. Best by the Committee is in recognition of both the Company and individual performance achieved in 1998. Specifically, the Company achieved record earnings in fiscal year 1998 (as reported by earnings per share), and Mr. Best was personally accountable for guiding the Company in achieving numerous strategic objectives including the integration of United Cities, development of a business strategy in the nonregulated sectors, and recruitment of key individuals to the top management team.

  Mr. Best has earned an annual incentive award under the Bonus Plan of $450,000. This award is based upon actual results compared to the performance criteria of the Bonus Plan of earnings per share and individual performance, each weighted 50 percent. The Company achieved earnings per share for fiscal year 1998 of $1.84, which was above the designated maximum level of performance pursuant to the plan. Finally, Mr. Best received a grant of 50,000 restricted shares during fiscal year 1998 in connection with his employment with the Company in March 1997, which is consistent with the Company's past practices.

  COMPLIANCE WITH SECTION 162(m). During the past year, the Board of Directors has decided to seek full compliance with Section 162(m) of the Internal Revenue Code. The Company's decision to comply with the provisions of Section 162(m) will mean that the Company should maintain the tax deductibility for performance-based compensation paid to the five proxy-named executives. The Company seeks compliance with Section 162(m) for the 1999 fiscal year and fiscal years thereafter, provided that Section 162(m) remains in effect in its present form. In order to comply with Section 162(m), all actions taken by the Committee with respect to the compensation of the five proxy-named executives will be taken by those members who constitute a "non-employee director" as defined in Section 162(m). One member of the present Human Resources Committee, Dan Busbee, does not meet the Section 162(m) definition due to the professional services provided to the Company by the law firm with which Mr. Busbee is employed. Therefore, Mr. Busbee formally recuses himself from all executive compensation matters discussed by the Human Resources Committee affecting
Section 162(m) compliance.



                                  Human Resources Committee

                                     Carl S. Quinn, Chairman
                                      Travis W. Bain II
                                      Dan Busbee
                                      Thomas J. Garland
                                      Phillip E. Nichol

  Performance Graph. The following graph compares the yearly percentage change in the Company's total return to shareholders for the last five fiscal years with the total return of the Standard and Poor's 500 Stock Index and the cumulative total return of other natural gas distribution companies comprising the Comparison Company Index.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                          AMONG ATMOS, S&P 500 INDEX
                         AND COMPARISON COMPANY INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

                                1993    1994    1995    1996    1997    1998
ATMOS ENERGY CORPORATION        $100    $92     $105    $132    $146    $174
S&P 500 COMPOSITE INDEX         $100   $104     $135    $162    $227    $248
COMPARISON COMPANY INDEX        $100    $90     $101    $123    $145    $156


  * Assumes a $100 investment on September 30, 1993, and reinvestment of dividends.

  The Comparison Company Index used in the graph is the Merrill Lynch Small, Mid and Large Cap Index for natural gas local distribution companies, which index Merrill Lynch utilizes to represent natural gas distribution companies in its weekly research reports. The following companies were included in the Comparison Company Index used in the graph: AGL Resources Inc., Cascade Natural Gas Corporation, CMS Energy Corporation, Colonial Gas Company, Connecticut Energy Corporation, Eastern Enterprises, Indiana Energy, Inc., Laclede Gas Company, MCN Energy Group Inc., New Jersey Resources Corporation, NICOR Inc., Northwest Natural Gas Company, NUI Corporation, ONEOK, Inc., Peoples Energy Corporation, Piedmont Natural Gas Company, Inc., Public Service Company of North Carolina, Inc., SEMCO Energy, Inc., Southern Union Company, Southwest Gas Corporation, UGI Corporation, Washington Gas Light Company, WICOR, Inc., and Yankee Energy System, Inc.

     2.   INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


General Description of Proposal

  The Board of Directors has approved a proposed amendment to Article VII of the Restated Articles of Incorporation of the Company as Amended (the "Articles") that increases the number of authorized shares of Common Stock from 75,000,000 shares to 100,000,000 shares. An increase in the number of authorized shares will not have a dilutive effect on the value of each shareholder's Common Stock; only the actual issuance of additional Common Stock would have such effect. The issuance of over 13,000,000 shares of Common Stock in the United Cities merger as well as the issuance of shares of Common Stock in other acquisitions, stock splits, stock dividends and issuances of shares to the Company's stock and employee benefit plans in the recent past has reduced the amount of shares available for use in the future. Accordingly, the Board of Directors believes that it is desirable to increase the number of authorized shares of Common Stock in order to ensure that the Company has a sufficient number of authorized but unissued shares of Common Stock available to provide the flexibility needed for future expansion of the Company's activities. The availability of the additional authorized shares of Common Stock will permit the Company to meet advantageous market conditions for the sale of additional Common Stock, future acquisitions of the properties or securities of other companies, issuances pursuant to employee benefit plans and the Company's Direct Stock Purchase Plan, as well as stock dividends, stock splits, and other general corporate purposes.

  The Board of Directors has sole discretion to issue the additional shares of Common Stock from time to time for any corporate purpose without further action by the Company's shareholders, except as may be required by law or the rules of any applicable exchange. The Common Stock is currently listed on the New York Stock Exchange. The Board, however, has no current plans, understandings, or arrangements for the issuance of any of the additional Common Stock that would be authorized by this proposed amendment to the Company's Articles (other than issuances to be made in the ordinary course through employee benefit plans or the Company's Direct Stock Purchase Plan). Holders of presently outstanding shares of Common Stock have no preemptive rights to purchase additional shares of Common Stock.

ANTI-TAKEOVER ISSUES

  Although the Board of Directors does not view the proposed amendment to increase the number of authorized shares of Common Stock to be an anti-takeover proposal, it may be deemed to be one. The availability of additional shares of Common Stock may make it more difficult to effect, or may discourage an attempt, to gain control of the Company by means of a merger, tender offer, or proxy contest that is not approved by the Company's management. The proposal is not the result of any knowledge of the Company of any specific effort to accumulate the Company's securities or to obtain control of the Company.

  In addition to an increase in authorized shares of Common Stock, other provisions of the Company's Articles and Bylaws could be viewed as having an anti-takeover effect. These include: (i) provisions establishing a classified Board of Directors; (ii) provisions stating that a director may be removed only for cause and with a super-majority (75%) vote; (iii) provisions restricting the Company's ability to enter into a business combination with a substantial shareholder except under certain circumstances to ensure a fair price to shareholders; and (iv) provisions requiring a super-majority (75%) vote to amend the restrictions on business combinations with a substantial shareholder. The Company's Shareholders' Rights Agreement may also be deemed to have an anti-takeover effect.

EFFECTIVE DATE AND BOARD RECOMMENDATION

  The proposed amendment to increase the number of authorized shares of Common Stock, if passed, would become effective upon the filing of Articles of Amendment with the Secretary of State of the State of Texas and the State Corporation Commission of the Commonwealth of Virginia, which filings are expected to be made shortly after the shareholders approve the amendment. The affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares entitled to vote is required to adopt the amendment. Although an abstention will not be counted as a vote "For" or "Against" the amendment, it will in effect constitute a vote against the proposal because each abstention is treated as a share that is present and entitled to vote. Because the rules of the New York Stock Exchange allow brokers to exercise their discretionary authority in voting on this proposal, there will be no "broker non-votes" on this proposal. "Broker non-votes" are shares held by brokers as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon.

  The Board of Directors has approved the proposed amendment to the Company's Articles and submits the following resolution for adoption by the shareholders at the Annual Meeting:

     RESOLVED, that it is deemed by the Board of Directors to be in the best interests of the Company and its shareholders to amend the Restated Articles of Incorporation as Amended of the Company to increase the total authorized shares of Common Stock of the Company, including that which is outstanding, from 75,000,000 shares of Common Stock, without par value, to 100,000,000 shares of Common Stock, without par value, and that, to accomplish the foregoing, Section 1 of Article VII of the Restated Articles of Incorporation as Amended be amended to read as follows:

     "The aggregate number of shares which the Corporation shall have the authority to issue is One Hundred Million (100,000,000) shares of Common Stock having no par value."


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.


                 3.  APPROVAL OF 1998 LONG-TERM INCENTIVE PLAN


   Background and Purpose. The 1998 Long-Term Incentive Plan (the "LTIP") represents a part of the Company's Total Rewards strategy, which the Company developed as a result of a study it conducted of all employee, executive and non-employee director compensation and benefits. The Board of Directors adopted the LTIP, subject to approval by the Company's shareholders. The LTIP is a comprehensive, long-term incentive compensation plan, providing for discretionary awards of incentive stock options, non-qualified stock options, stock appreciation rights, bonus stock, restricted stock and performance-based stock to help attract, retain, and reward employees and non-employee directors of the Company and its subsidiaries. Any employee of the Company, including an employee who is also a director or officer, and any non-employee director is eligible to participate in the LTIP. However, for fiscal 1999, it is contemplated that only officers and business unit presidents of the Company (a total of 21 employees) will be participating in the LTIP. The LTIP is intended to motivate such persons using performance-related incentives linked to longer-range performance goals and the interests of the Company's shareholders. These incentives and long-range performance goals will increase the interest of employees or non-employee directors in the Company's overall performance and encourage such persons to continue their services for the Company.

  The complete text of the LTIP is set forth in Exhibit A to this Proxy Statement. The summary of the LTIP contained herein is qualified in its entirety by reference to Exhibit A.

  Administration. The LTIP shall be administered and interpreted by the Human Resources Committee of the Board (the "Committee"). Actions taken by the Committee with respect to the LTIP will be taken by those members who are non-employee directors and who qualify as "outside directors" under Section 162(m) of the Internal Revenue Code ("the "Code") and as "non-employee directors" under the rules promulgated under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), insofar as such actions are affected by Section 162(m) or
Section 16. The Committee shall determine eligible persons to whom awards will be granted, as well as all terms, conditions, performance criteria and restrictions applicable to each award. In addition to any other powers and, subject to the provisions of the LTIP, the Committee shall (i) interpret the LTIP, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the LTIP, and (iii) make such other determinations and take other action as it deems necessary or advisable in the administration of the LTIP. Any interpretation, determination, or action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

  General Description of Plan. The LTIP became effective as of October 1, 1998, subject to the approval of the Company's shareholders at the Annual Meeting.
The LTIP shall have a term of ten years from its effective date, subject to earlier termination pursuant to the provisions of the LTIP. In the event of a Change in Control (as defined in the LTIP document), all unmatured installments of any awards outstanding shall automatically be immediately accelerated and exercisable in full and all restrictions on any award shall be automatically terminated. The Board may amend, suspend or terminate the LTIP, in whole or in part, at any time; provided, however, that any amendment shall be made with shareholder approval when such approval is necessary to comply with Section 162(m) of the Code.

  Subject to adjustment as provided in the LTIP, the maximum aggregate number of shares that may by issued under the LTIP shall not exceed 1,500,000 shares of Common Stock plus shares of Common Stock previously subject to awards which are forfeited, terminated, cancelled or rescinded, settled in cash in lieu of Common Stock, or exchanged for awards that do not involve Common Stock, or expired unexercised. Shares of Common Stock may be available from authorized but unissued shares of Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. The LTIP allows the Company to enter into award agreements that will permit the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock/restricted stock units, tandem awards, performance units, performance shares, bonus stock, and other stock unit awards or stock-based forms of awards. The type and amount of incentive compensation to be awarded or that would have been awarded (including stock options, if any) to any eligible participant, including any executive officer, non-executive officer director or non-executive officer employee during the last fiscal year had the LTIP been in effect is not determinable.

  Stock Options. The Committee may grant stock options, including non-qualified stock options ("NQSOs") and incentive stock options ("ISOs") to employees and directors; provided, however, that non-employee directors may receive only NQSOs. The terms applicable to each option grant, including the exercise prices, expiration dates and other material conditions upon which the options may be exercised, shall be detailed in an award agreement. The Company will not require any consideration to be paid by a recipient to the Company in
exchange for the granting or extension of stock options.   The Company will
require consideration to be paid by a recipient only at the time of the exercise of the option in the amount of the exercise price. Stock option grants will entitle the participant to purchase stock at prices not less than 100% of the
fair market value on the date of grant.   The Committee may not grant ISOs under
the LTIP to any employee which would permit the aggregate fair market value of the Common Stock with respect to which ISOs are exercisable for the first time during any calendar year to exceed $100,000. Any stock option granted under the LTIP which is designated as an ISO that exceeds this limit or otherwise fails to qualify as an ISO shall be a NQSO. If an option qualifies as either an ISO or a NQSO, there will generally be no federal income tax consequences to either the recipient or the Company upon the issuance of such options. In the case of an ISO, there should also be no federal income tax consequences to either the recipient or the Company upon its exercise. However, if a stock option is qualified as a NQSO, the recipient must recognize compensation income in the year of exercise equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price, while the Company will receive a corresponding deduction for compensation paid for the same amount. No participant may receive during any fiscal year of the Company awards of stock options and stock appreciation rights covering an aggregate of more than 500,000 shares of Common Stock.

  Restricted Stock/Restricted Stock Units. The Committee may grant shares of Restricted Stock or Restricted Units to participants in such amounts and for such duration as it shall determine. Each Restricted Stock/Restricted Unit grant shall be evidenced by an award agreement specifying the number of shares of Common Stock and/or the number of Restricted Units awarded, the period of restriction, the conditions and performance goals of the Company, or a subsidiary or any division thereof, which must be satisfied prior to removal of the restriction, and such other provisions as the Committee shall determine. The participants receiving Restricted Stock/Restricted Unit awards generally are not required to pay for them (except applicable tax withholding) other than by rendering services to the Company.

  The restriction period of Restricted Stock and/or Restricted Units shall commence on the date of grant and shall expire upon satisfaction of the conditions set forth in the award agreement. Such conditions may provide for vesting based on (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in performance compared to specified indices, (iv) attainment of specified growth rates, or (v) other comparable performance measurements, as may be determined by the Committee in its sole discretion. During the restriction period, participants in whose name Restricted Stock/Restricted Units are granted under the Plan may exercise full voting rights with respect to those shares and shall be entitled to receive all dividends and other distributions paid with respect to those Shares/Units.

  Stock Appreciation Rights. A stock appreciation right ("SAR") entitles the participant at his election to surrender to the Company the SAR, or portion thereof, and to receive from the Company in exchange therefor cash or shares in an amount equal to the excess of the fair market value per share over the SAR price per share specified in such SAR, multiplied by the total number of shares of the SAR being surrendered. The Company may satisfy its obligation upon exercise of an SAR by the distribution of that number of shares of Common Stock having an aggregate fair market value equal to the amount of cash otherwise payable to the participant. A cash settlement would be made for any fractional share interests. In addition, the Committee may grant two or more incentives in one award in the form of a "tandem award," so that the right of the participant to exercise one incentive shall be cancelled if, and to the extent, the other incentive is exercised.

  Performance-Based Awards. The Committee may issue performance awards in the form of either Performance Units or Performance Shares, subject to the performance goals and performance period it determines. The extent to which performance measures are met will determine the value of each Performance Unit or the number of Performance Shares earned by the participant. The terms and conditions of each performance award will be set forth in an award agreement. Payment of the amount due upon settlement of a performance award shall be made in a lump sum or installments in cash, shares of Common Stock, or a combination thereof as determined by the Committee.

  Bonus Stock. The Committee may award shares of Bonus Stock to participants under the LTIP without cash consideration. In the event the Committee assigns restrictions on the shares of Bonus Stock awarded under the LTIP, then such shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated if the restrictions have not lapsed or vested. If any vesting condition is not met on the shares, then such shares must be returned to the Company, without any payment from the Company, within 60 days.

  Other Stock-Based Awards. The Committee may issue to participants, either alone or in addition to other awards made under the LTIP, Stock Unit Awards, which may be in the form of Common Stock or other securities. The value of such award shall be based, in whole or in part, on the value of the underlying Common Stock or other securities. The Committee, in its sole and complete discretion, may determine that an award may provide to the Participant (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an award. Subject to the provisions of the LTIP, the Committee shall determine the terms, restrictions, conditions, vesting requirements, and payment rules of the award that shall be specified in an award agreement.

BOARD RECOMMENDATION TO APPROVE 1998 LONG-TERM INCENTIVE PLAN

  On August 12, 1998, the Board of Directors approved and adopted the LTIP, which became effective October 1, 1998, subject to the approval of the shareholders of the Company. The Board of Directors believes that the LTIP will accomplish its purpose of motivating employees and non-employee directors using performance-related incentives linked to longer-range performance goals and the interests of the Company's shareholders.

  The LTIP is being submitted to the shareholders of the Company for their approval pursuant to the provisions of the LTIP and to comply with Section 162(m) of the Code. According to the Company's Bylaws, this proposal to adopt the LTIP requires the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote on the matter and present or represented by proxy at a meeting at which a quorum is present. Abstentions and broker non-votes will be included in the total shares present or represented by proxy for purposes of determining if a quorum exists, but neither abstentions nor broker non-votes will be counted as a vote "For" or "Against" the amendment. However, unlike an abstention that will in effect constitute a vote against the proposal, a broker non-vote will not have such effect because brokers or nominees do not have discretionary power to vote on this proposal under the rules of the New York Stock Exchange.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1998 LONG-TERM INCENTIVE PLAN.

              4.  APPROVAL OF ANNUAL INCENTIVE PLAN FOR MANAGEMENT

  General Description and Purpose. The Annual Incentive Plan for Management (the "Incentive Plan") represents another part of the Company's Total Rewards strategy, which the Company developed as a result of a study it has conducted of all employee, executive and non-employee director compensation and benefits.
The Board of Directors adopted the Incentive Plan, effective October 1, 1998, subject to approval by the Company's shareholders. The purpose of the Incentive Plan is to promote the interests of the Company and its shareholders by attracting, motivating, and retaining executives and senior managers. The Incentive Plan is also intended to establish a sense of personal commitment on the part of its executives and senior managers in the growth, development, and financial success of the Company and reward these key employees accordingly.
Any employee of the Company, including an employee who is also a director or an officer, is eligible to participate in the Incentive Plan. However, for fiscal 1999, it is contemplated that only officers, business unit presidents and other key employees of the Company (a total of approximately 83 employees) will be participating in the LTIP. An employee must be a participant in the Incentive Plan for a minimum of six months during the plan year to be eligible for an award for that plan year. The Committee, upon its own action, may make, but shall not be required to make, an award to any employee.

  The complete text of the Incentive Plan is set forth in Exhibit B to this Proxy Statement. The summary of the Incentive Plan contained herein is qualified in its entirety by reference to Exhibit B.

  Subject to the approval of the Company's shareholders, the Incentive Plan shall be effective as of October 1, 1998 and shall expire on October 1, 2003. All awards made prior to, and outstanding on that date, shall remain valid in accordance with their terms and conditions. In the event of a Change in Control (as defined in the Incentive Plan document), all awards for the performance period shall be deemed earned at the maximum performance goal level and payment of the maximum award shall be made within 10 days after the effective date of the Change in Control. The Company will require any successor to assume and agree to perform the Company's obligation under the Incentive Plan in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. The Board may at any time amend, suspend or terminate the Incentive Plan; provided, however, that any amendment shall be made with shareholder approval where such approval is necessary to comply with
Section 162(m) of the Code.

  Administration. The Incentive Plan shall be administered and interpreted by the Human Resources Committee unless otherwise determined by the Board. Actions taken by the Committee with respect to the Incentive Plan will be taken by those members who are non-employee directors and who qualify as "outside directors" under Section 162(m) of the Code and as "non-employee directors" under the rules promulgated under Section 16 of the Exchange Act, insofar as such actions are affected by Section 162(m) or Section 16. The Committee shall determine and designate the eligible persons to whom awards will be made. The Committee shall also have the following specific powers: (i) interpret the Incentive Plan, (ii) prescribe, amend, and waive any rules and regulations necessary for the administration of the Incentive Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Incentive Plan. All interpretations, determinations or actions made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

  Performance Goals and Measurement. Performance goals shall be established by the Committee in writing not later than 90 days after the beginning of the applicable performance period. Performance goals may be the same for all participants or, at the discretion of the Committee, may differ to reflect more appropriate measures of individual performance. Performance goals may be based on one or more business and/or financial criteria. In establishing performance goals for the plan year, the Committee may include one or any combination of many criteria such as total shareholder return; return on assets, equity, capital, or investment, earnings per share; cash flow; levels of operating expense; and measures of customer satisfaction and service. The Committee also has the discretion to make adjustments in calculating the attainment of Performance Goals in recognition of extraordinary items or changes in the law or financial reporting.

   Awards. Awards are generally paid in cash. However, the Committee may choose to pay awards in the form of stock issued under the LTIP. In addition, if the Committee permits and if the participant makes an election in advance, the participant may elect to convert his or her award in 25 percent increments, in whole or part, into the following forms: (a) defer receipt of the award of all or a part of the deferred compensation under the Executive Nonqualified Deferred Compensation Plan; (b) convert the award to unrestricted stock in the form of Bonus Shares (value equal to 110% of amount of award) granted under the LTIP;
(c) convert the award to restricted stock (value equal to 150% of amount of award) granted pursuant to the LTIP; or (d) convert the award to stock options (with value equal to 250% of amount of award) granted pursuant to the LTIP. The maximum cash award for any performance period is $1,000,000. The amount of incentive compensation to be awarded or that would have been awarded to any eligible participant, including any executive officer or non-executive officer employee, during the last fiscal year had the Incentive Plan been in effect is not determinable.

BOARD RECOMMENDATION TO APPROVE ANNUAL INCENTIVE PLAN FOR MANAGEMENT

  On August 12, 1998, the Board of Directors approved and adopted the Incentive Plan, which will become effective only upon the approval of the shareholders of the Company. The Board of Directors believes that the Incentive Plan will accomplish its purpose of promoting the interests of the Company and its shareholders by attracting, motivating, and retaining executives and senior managers.

  The Incentive Plan is being submitted to the shareholders of the Company for their approval pursuant to the provisions of the plan and to comply with Section 162(m) of the Code. According to the Company's Bylaws, this proposal to adopt the Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote on the matter and present or represented by proxy at a meeting at which a quorum is present. Abstentions and broker non-votes will be included in the total shares present or represented by proxy for purposes of determining if a quorum exists, but neither abstentions nor broker non-votes will be counted as a vote "For" or "Against" the amendment. However, unlike an abstention that will in effect constitute a vote against the proposal, a broker non-vote will not have such effect because brokers do not have discretionary power to vote on this proposal under the rules of the New York Stock Exchange.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ANNUAL INCENTIVE PLAN FOR MANAGEMENT.

              5.  APPROVAL OF EQUITY INCENTIVE AND DEFERRED
                 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

  General Description and Purpose. The Equity Incentive and Deferred Compensation Plan for Non-Employee Directors (the "Directors Compensation Plan") represents another part of the Company's Total Rewards strategy, which includes compensation and benefits for non-employee directors. Only the non-employee directors of the Company are eligible to participate in the Directors Compensation Plan. There are currently eleven members of the Board who qualify as non-employee directors. The Directors Compensation Plan represents an amendment to the Atmos Energy Corporation Deferred Compensation Plan for Outside Directors adopted by the Company on May 10, 1990 and will replace the pension payable under the Company's Retirement Plan for Non-Employee Directors (the

"Directors Retirement Plan"). However, current participants in the Directors Retirement Plan may elect to remain in such plan instead of participating in the new Directors Compensation Plan.

  Currently, non-employee directors receive compensation in the form of an annual retainer and committee and meeting fees and also participate in the Directors Retirement Plan. However, the Company believes it is important to align the interests between the non-employee directors with the Company's other shareholders by compensating non-employee directors with shares of Common Stock or share unit equivalents. The purpose of the Directors Compensation Plan is to provide non-employee directors with the opportunity to defer receipt of compensation for services rendered to the Company, invest deferred compensation into either a cash account or a stock account, and to receive an annual grant of share units for each year of service on the Board. The Directors Compensation Plan should aid the Company in attracting and retaining non-employee directors, as well as align the interests of directors and other Company shareholders.

  The complete text of the Directors Compensation Plan is set forth in Exhibit C to this Proxy Statement. The summary of the Directors Compensation Plan contained herein is qualified in its entirety by reference to Exhibit C.

  The Directors Compensation Plan shall become effective upon approval of the shareholders of the Company. In the event of a Change in Control, as such term is defined in the plan document, the Company or its successor shall be required to fully pay plan benefits through a grantor trust arrangement. The Board may amend, alter, suspend, discontinue, or terminate the Directors Compensation Plan without the consent of shareholders of the Company or individual directors; provided, however, that, without the consent of an affected director, no amendment, alteration, suspension, discontinuation, or termination of the Directors Compensation Plan may materially impair the rights or, in any other manner, materially and adversely affect the rights of such director hereunder to the amounts or share units then credited to his sub-account.

  Administration. The Directors Compensation Plan shall be administered by the Board, which has full authority to interpret the plan. All directors of the Company, who are not also officers or employees of the Company or its subsidiaries, will be eligible to participate in the Directors Compensation Plan. Each plan year, the Board shall determine the number of share units to grant to each director, which will be credited to each director's account 30 days after the Annual Meeting of Shareholders each year. Any action taken by the Board with respect to the Directors Compensation Plan shall be final, conclusive, and binding on all persons. The total number of shares of Common Stock reserved for issuance under the Directors Compensation Plan shall be 150,000.

  Sub-Account Credits and Investments. Each director participating in the Directors Compensation Plan will have two deferred compensation sub-accounts: a cash account and a stock account. The director shall designate the sub-account to which any retainer, meeting fees, or other compensation for services as a director shall be credited by an advance election in increments of ten percent. The amount of retainer, meeting fees, and other compensation allocated to the cash account shall be converted to a cash balance to be credited with interest monthly. The annual interest rate, beginning on January 1 of the calendar year, will be equal to the sum of 2.0 percent plus the annual yield reported on a 30-year Treasury Bond for the first business day of January for each plan year.
The amount of retainer, meeting fees, and other compensation allocated to the stock account shall be converted to a whole number of share units on the last trading day of that month or quarterly period. Share units shall be credited with dividend equivalents when dividends are declared on shares of Common Stock. Plan benefits paid from the cash account shall be paid in cash and plan benefits paid from the stock account shall be paid in the form of Common Shares equal to the number of share units in the stock account. The plan benefits of a director shall be distributed either (i) in a single lump sum at the time of termination of service on the Board, or (ii) in up to 15 equal annual installments beginning at the time of termination of service on the Board.

  As discussed above in "The Board of Directors: Committees, Meetings and Directors' Fees" on page 5, due to the Company's decision to establish the Directors Compensation Plan, participants in the Directors Retirement Plan as of February 10, 1999 may either elect to remain in the Directors Retirement Plan or participate in the Directors Compensation Plan. However, no persons who become directors after February 10, 1999 shall be eligible to participate in the Directors Retirement Plan. Any participants electing to participate in the Directors Compensation Plan will as of February 11, 1999 immediately cease their participation in the Directors Retirement Plan but any credits they earned in the Directors Retirement Plan will be converted to a balance in their respective stock accounts based upon the average high and low share price of Common Stock over the twelve month period ended November 11, 1998. The cumulative balance of the present value of the respective stock accounts as January 1, 1999, assuming a discount rate of seven and one-half percent and assuming that all eligible non-employee directors elect to participate in the Directors Compensation Plan, is set forth below in the New Benefits Table.

  The Board has approved the allocation of 200 share units to each non-employee director for his service each calendar year or a total of 2,200 units to be allocated to the eleven non-employee directors each calendar year. Assuming that all eleven non-employee directors elect to participate in the Directors Compensation Plan, the amount of benefits to be allocated to all non-employee directors as a group during the next fiscal year is set forth below in the New Plan Benefits table. The value of such units, for purposes of the disclosure in the Table, is also based upon the average high and low share price of Common Stock over the twelve month period ended November 11, 1998 of $28.375 per share.


                               NEW PLAN BENEFITS
                 ATMOS ENERGY CORPORATION EQUITY INCENTIVE AND
             DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS


     ----------------------------------------------------------------------

       Name and Position           Dollar Value ($)           Share Units

     ----------------------------------------------------------------------
        Non-Executive *
        Director Group

     Accrued Balance at
      January 1, 1999                 $886,435                   31,240
                                 (present value)
     ----------------------------------------------------------------------
     Maximum Number of Units
     Anticipated to be
     Awarded in Fiscal 1999            $62,425                    2,200
     ----------------------------------------------------------------------

     *This group also represents all current non-employee directors of the Company.

BOARD RECOMMENDATION TO APPROVE EQUITY INCENTIVE AND DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

  On August 12, 1998, the Board of Directors approved and adopted the Directors Compensation Plan, which will become effective only upon the approval of the shareholders of the Company at the Annual Meeting of Shareholders on February 10, 1999. No persons who become directors after February 10, 1999 shall be eligible to participate in the Directors Retirement Plan. The Board of Directors believes that the Directors Compensation Plan will accomplish its purpose of attracting and retaining non-employee directors, as well as aligning the interests of directors and other Company shareholders.

  The Directors Compensation Plan is being submitted to the shareholders of the Company for their approval pursuant to the provisions of the plan. According to the Company's Bylaws, this proposal to adopt the Directors Compensation Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote on the matter and present or represented by proxy at a meeting at which a quorum is present. Abstentions and broker non-votes will be included in the total shares present or represented by proxy for purposes of determining if a quorum exists, but neither abstentions nor broker non-votes will be counted as a vote "For" or

"Against" the amendment. However, unlike an abstention that will in effect constitute a vote against the proposal, a broker non-vote will not have such effect because brokers do not have discretionary power to vote on this proposal under the rules of the New York Stock Exchange.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE EQUITY INCENTIVE AND DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS.

                                    AUDITORS

  Upon the recommendation of the Audit Committee, the Board of Directors selected Ernst & Young LLP to continue as the Company's auditors for the fiscal year ending September 30, 1999. The firm of Ernst & Young LLP and its predecessors have been the independent auditors of the Company since the Company's incorporation in 1983. It is expected that representatives of Ernst & Young LLP will be present at the Annual Meeting. The representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

OTHER BUSINESS

  The Company does not know of any other business that may come before the Annual Meeting. However, if any other matters are properly brought before the meeting by the management or any shareholder, it is the intention of each person named in the accompanying proxy to vote such proxy in accordance with his judgment on such matters. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may come before the meeting.

SHAREHOLDER PROPOSALS

  In the event a shareholder intends to present a proposal at the 1999 Annual Meeting of Shareholders, he or she must be a shareholder of record on the Record Date, December 14, 1998, who shall continue to be entitled to vote at the Annual Meeting and who mails a notice of such proposal so that it is received at the principal executive offices of the Company by January 2, 1999. In the event a shareholder intends to present a proposal at the Year 2000 Annual Meeting of Shareholders, in order for such proposal to be included in the Company's Proxy Statement relating to such meeting, it must be received at the principal executive offices of the Company no later than August 25, 1999.


                                   By Order of the Board of Directors,



                                          GLEN A. BLANSCET
                                   Vice President, General Counsel
                                       and Corporate Secretary


Dallas, Texas
December 23, 1998

                                   EXHIBIT A
                                   ---------




                           ATMOS ENERGY CORPORATION
                           ------------------------

                         1998 LONG-TERM INCENTIVE PLAN
                         -----------------------------




                          Effective:  October 1, 1998

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----

ARTICLE 1 PURPOSE...........................................................   1
ARTICLE 2 DEFINITIONS.......................................................   1
ARTICLE 3 ADMINISTRATION....................................................   6
ARTICLE 4 ELIGIBILITY.......................................................   7
ARTICLE 5 SHARES SUBJECT TO PLAN............................................   7
ARTICLE 6 GRANT OF AWARDS...................................................   8
  6.1   In General..........................................................   8
  6.2   Maximum ISO Grants..................................................   8
  6.3   Maximum Individual Grants...........................................   8
  6.4   Restricted Stock/Restricted Stock Units.............................   8
  6.5   SAR.................................................................  10
  6.6   Tandem Awards.......................................................  10
  6.7   Performance Based Awards............................................  11
  6.8   Bonus Stock.........................................................  11
  6.9   Other Stock Based Awards............................................  12
ARTICLE 7 OPTION PRICE; SAR PRICE...........................................  13
ARTICLE 8 AWARD PERIOD; VESTING.............................................  13
  8.1   Award Period........................................................  13
  8.2   Vesting.............................................................  13
ARTICLE 9 TERMINATION OF SERVICE............................................  13
ARTICLE 10 EXERCISE OF INCENTIVE............................................  14
  10.1  In General..........................................................  14
  10.2  Disqualifying Disposition of ISO....................................  15
ARTICLE 11 SPECIAL PROVISIONS APPLICABLE TO COVERED
           PARTICIPANTS.....................................................  16
ARTICLE 12 AMENDMENT OR DISCONTINUANCE......................................  18
ARTICLE 13 TERM.............................................................  18
ARTICLE 14 CAPITAL ADJUSTMENTS..............................................  18
ARTICLE 15 RECAPITALIZATION, MERGER AND CONSOLIDATION;
           CHANGE IN CONTROL................................................  20
ARTICLE 16 LIQUIDATION OR DISSOLUTION.......................................  21
ARTICLE 17 INCENTIVES IN SUBSTITUTION FOR INCENTIVES
           GRANTED BY OTHER CORPORATIONS....................................  21
ARTICLE 18 MISCELLANEOUS PROVISIONS.........................................  21
  18.1  Investment Intent...................................................  21
  18.2  No Right to Continued Employment....................................  21
  18.3  Indemnification of Board and Committee..............................  22
  18.4  Effect of the Plan..................................................  22
  18.5  Compliance With Other Laws and Regulations..........................  22
  18.6  Tax Requirements....................................................  22
  18.7  Assignability.......................................................  22
  18.8  Use of Proceeds.....................................................  23
  18.9  Governing Law.......................................................  23
  18.10 Successors and Assigns..............................................  23
  18.11 Effective Date......................................................  23
  18.12 Legend..............................................................  24

                           ATMOS ENERGY CORPORATION
                         1998 LONG-TERM INCENTIVE PLAN


     The Atmos Energy Corporation 1998 Long-Term Incentive Plan (hereinafter called the "Plan") was adopted by the Board of Directors of Atmos Energy Corporation, a Texas and Virginia corporation (hereinafter called the "Company") on August 12, 1998 to be effective October 1, 1998, and will be submitted to the Company's stockholders for approval on February 10, 1999.


                                   ARTICLE 1

                                    PURPOSE

     The purpose of the Plan is to attract and retain the services of able persons as employees of the Company and its Subsidiaries and as Non-employee Directors (as herein defined), to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, or restricted stock, and to motivate employees and Non-employee Directors using performance-related incentives linked to longer-range performance goals and the interests of the Company's shareholders, whether granted singly, or in combination, or in tandem, that will

            (a)  increase the interest of such persons in the Company's welfare;

            (b) furnish an incentive to such persons to continue their services for the Company; and

            (c) provide a means through which the Company may attract able persons as employees and Non-employee Directors.

     With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee. Further, any Awards granted under the Plan to a Non-employee Director shall be solely to compensate said Director for his services to the Company as a Non-employee Director.


                                   ARTICLE 2

                                  DEFINITIONS

     For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     2.1 "Award" means the grant of any Incentive Stock Option, Non-qualified Stock Option, SAR, Restricted Stock, Restricted Stock Unit, Performance Unit, Performance Share, Bonus Stock or other Stock Unit Award whether granted singly, in combination or in tandem

(each individually referred to herein as an "Incentive"). "Award" also means any Incentive to which an award under the Management Incentive Plan is made or converted.

     2.2 "Award Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

     2.3 "Award Period" means the period during which one or more Incentives granted under an Award may be exercised or earned.

     2.4    "Board" means the Board of Directors of the Company.

     2.5 "Bonus Stock" means an Award granted pursuant to Section 6.8 of the Plan expressed as a share of Common Stock which may or may not be subject to restrictions.

     2.6 (a) "Change in Control" of the Company shall be deemed to have occurred if:

                 (i) Any "Person" (as defined in Section 2.6(b)(i) below), other than (1) the Company or any of its Subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Section 2.6(b)(ii) below), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing 33-1/3% or more of the combined voting power of the Company's then outstanding securities, or 33-1/3% or more of the then outstanding common stock of the Company, excluding any Person who becomes such a beneficial owner in connection with a transaction described in subparagraph (iii)(A) below.

                 (ii) During any period of two consecutive years (the "Period"), individuals who at the beginning of the Period constitute the Board of Directors of the Company and any "new director" (as defined in Section 2.6(b)(iii) below) cease for any reason to constitute a majority of the Board of Directors.

                 (iii) There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, except if:

                         (A) the merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

                         (B) the merger or consolidation is effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 60% or more of the combined voting power of the Company's then outstanding securities;

                 (iv) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by the stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

            (b)  Definitions.  For purposes of Section 2.6(a) above,

                 (i) "Person" shall have the meaning given in Section 3(a)(9) of the 1934 Act as modified and used in Sections 13(d) and 14(d) of the 1934 Act.

                 (ii) "Beneficial owner" shall have the meaning provided in Rule 13d-3 under the 1934 Act.

                 (iii) "New director" shall mean an individual whose election by the Company's Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the Period or whose election or nomination for election was previously so approved or recommended. However, "new director" shall not include a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation relating to the election of directors of the Company.

                 (iv) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the 1934 Act.

     2.7 "Code" means the Internal Revenue Code of 1986, as amended, together with the published rulings, regulations, and interpretations duly promulgated thereunder.

     2.8 "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

     2.9 "Common Stock" means the common stock, with no par value (stated value of $.005 per share), which the Company is currently authorized to issue or may in the future be authorized to issue.

     2.10 "Company" means Atmos Energy Corporation, a Texas and Virginia corporation, and any successor entity.

     2.11 "Covered Participant" means a Participant who is a "covered employee" as defined in Section 162(m)(3) of the Code, and the regulations promulgated thereunder, or who the Committee believes will be such a covered employee for a Performance Period, and who the Committee believes will have remuneration in excess of $1,000,000 for the Performance Period, as provided in
Section 162(m) of the Code.

     2.12 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

     2.13 "Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company or any Subsidiary of the Company.

     2.14 "Fair Market Value" of a share of Common Stock is the mean of the highest and lowest prices per share on the New York Stock Exchange Consolidated Tape, or such reporting service as the Board may select, on the appropriate date, or in the absence of reported sales on such day, the most recent previous day for which sales were reported.

     2.15 "Incentive Stock Option" or "ISO" means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

     2.16 "Management Incentive Plan" means the Atmos Energy Corporation Annual Incentive Plan For Management, as amended from time to time.

     2.17 "Non-employee Director" means a member of the Board who is not an Employee and who satisfies the requirements of Rule 16b-3(b)(3) promulgated under the 1934 Act or any successor provision.

     2.18 "Non-qualified Stock Option" or "NQSO" means a non-qualified stock option, granted pursuant to this Plan.

     2.19 "Option Price" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

     2.20 "Participant" shall mean an Employee or Non-employee Director to whom an Award is granted under this Plan.

     2.21 "Performance Award" means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

     2.22 "Performance Criteria" or "Performance Goals" or "Performance Measures" mean the objectives established by the Committee for a Performance Period, for the purpose of determining when an Award subject to such objectives is earned.

     2.23 "Performance Period" means the time period designated by the Committee during which performance goals must be met.

     2.24 "Performance Share" means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 6.7 hereof, the value of which is determined, in whole or in part, by the value of Common Stock in a manner deemed appropriate by the Committee and described in the Agreement.

     2.25 "Performance Unit" means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 6.7 hereof, the value of which is determined, in whole or in part, by the attainment of pre-established goals relating to Company financial or operating performance as deemed appropriate by the Committee and described in the Award Agreement.

     2.26 "Plan" means The Atmos Energy Corporation 1998 Long-Term Incentive Plan, as amended from time to time.

     2.27 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

     2.28 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

     2.29 "Restricted Stock Unit" means a fixed or variable dollar denominated right to acquire Common Stock, which may or may not be subject to restrictions, contingently awarded under Section 6.4 of the Plan.

     2.30 "Retirement" means any Termination of Service solely due to retirement upon attainment of age 65, or permitted early retirement as determined by the Committee.

     2.31 "SAR" means the right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the SAR Price for such shares.

     2.32 "SAR Price" means the Fair Market Value of each share of Common Stock covered by an SAR, determined on the Date of Grant of the SAR.

     2.33 "Stock Option" means a Non-qualified Stock Option or an Incentive Stock Option.

     2.34 "Stock Unit Award" means awards of Common Stock or other awards pursuant to Section 6.9 hereof that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other securities of the Company.

     2.35 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and
(iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

     2.36 "Termination of Service" occurs when a Participant who is an Employee or Non-employee Director shall cease to serve as an Employee or Non-employee Director for any reason.

     2.37 "Total and Permanent Disability" means a Participant is qualified for long-term disability benefits under The Atmos Energy Corporation Group Long-Term Disability Plan as in effect from time to time; or, if such Plan is not then in existence, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.


                                   ARTICLE 3

                                ADMINISTRATION

     The Plan shall be administered by the Human Resources Committee of the Board (the "Committee") unless otherwise determined by the Board. If said Human Resources Committee does not so serve, the Committee shall consist of not fewer than two persons; any member of the Committee may be removed at any time, with or without cause, by resolution of the Board; and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

     All actions to be taken by the Committee under this Plan, insofar as such actions affect compliance with Section 162(m) of the Code, shall be limited to those members of the Board who are Non-employee Directors and who are "outside directors" under Section 162(m). The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

     The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan, including, but not limited to, any rights of the Committee to cancel or rescind any such Award. The

Committee shall determine whether an Award shall include one type of Incentive, two or more Incentives granted in combination, or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive).

     The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

     With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.


                                   ARTICLE 4

                                  ELIGIBILITY

     Any Employee (including an Employee who is also a director or an officer) and any Non-employee Director is eligible to participate in the Plan. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee or any Non-employee Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, different Awards need not contain similar provisions.
The Committee's determinations under the Plan (including without limitation determinations of which Employees or Non-employee Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees and Non-employee Directors who receive, or are eligible to receive, Awards under the Plan.


                                   ARTICLE 5

                            SHARES SUBJECT TO PLAN

     Subject to adjustment as provided in Articles 14 and 15, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is (a) 1,500,000 shares; plus (b) shares of Common Stock previously subject to Awards which are forfeited, terminated, cancelled or rescinded, settled in cash in lieu of Common Stock, or exchanged for Awards that do not involve Common Stock, or expired unexercised.

     Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the

Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.


                                   ARTICLE 6

                                GRANT OF AWARDS

     6.1 IN GENERAL. The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

     If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of 30 days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

     6.2 MAXIMUM ISO GRANTS. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option shall be a Non-qualified Stock Option. The Committee may not grant Incentive Stock Options to Non-employee Directors.

     6.3 MAXIMUM INDIVIDUAL GRANTS. No Participant may receive during any fiscal year of the Company Awards of Stock Options and SARs covering an aggregate of more than five hundred thousand (500,000) shares of Common Stock.

     6.4 RESTRICTED STOCK/RESTRICTED STOCK UNITS. If Restricted Stock and/or Restricted Stock Units are granted to a Participant under an Award, the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock and/or the number of Restricted Stock Units awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and/or Restricted Stock Units, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock and/or Restricted Stock Units, which shall be consistent with this Plan. The provisions of Restricted Stock and/or Restricted Stock Units need not be the same with respect to each Participant.

            (a) Legend on Shares. Each Participant who is awarded Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 18.12 of the Plan. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that the Participant deliver to the Committee a stock power or stock powers, endorsed in blank, relating to the shares of Restricted Stock.

            (b) Restrictions and Conditions. Shares of Restricted Stock and Restricted Stock Units shall be subject to the following restrictions and conditions:

                 (i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock and/or Restricted Stock Units. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock and/or Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

                 (ii) Except as provided in subparagraph (i) above, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

                 (iii) The Restriction Period of Restricted Stock and/or Restricted Stock Units shall commence on the Date of Grant and, subject to Article 15 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock and/or Restricted Stock Units, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable Performance Measurements, as may be determined by the Committee in its sole discretion.

                 (iv) Subject to the provisions of the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock and/or Restricted Stock Units shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock and/or Restricted Stock Units, the Company shall, as soon as practicable after the event causing forfeiture (but in any event within 5 business days), pay to the Participant, in cash, an amount equal to the total consideration paid by the Participant for such forfeited shares and/or units. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

     6.5 SAR. An SAR shall entitle the Participant at his election to surrender to the Company the SAR, or portion thereof, as the Participant shall choose, and to receive from the Company in exchange therefor cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share over the SAR Price per share specified in such SAR, multiplied by the total number of shares of the SAR being surrendered. In the discretion of the Committee, the Company may satisfy its obligation upon exercise of an SAR by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

     6.6 TANDEM AWARDS. The Committee may grant two or more Incentives in one Award in the form of a "tandem award," so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and an SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.

     6.7    PERFORMANCE BASED AWARDS.

            (a) Grant of Performance Awards. The Committee may issue Performance Awards in the form of either Performance Units or Performance Shares to Participants subject to the Performance Goals and Performance Period as it shall determine. The terms and conditions of each Performance Award will be set forth in the related Award Agreement. The Committee shall have complete discretion in determining the number and value of Performance Units or Performance Shares granted to each Participant. Participants receiving Performance Awards are not required to pay the Company thereof (except for applicable tax withholding) other than the rendering of services.

            (b) Value of Performance Awards. The Committee shall set performance goals in its discretion for each Participant who is granted a Performance Award. Such Performance Goals may be particular to a Participant, may relate to the performance of the Subsidiary which employs him or her, may be based on the division which employs him or her, may be based on the performance of the Company generally, or a combination of the foregoing. The Performance Goals may be based on achievement of balance sheet or income statement objectives, or any other objectives established by the Committee. The Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The extent to which such Performance Goals are met will determine the value of the Performance Unit or Performance Share to the Participant.

            (c) Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Award shall be made in a lump sum or installments in cash, shares of Common Stock, or a combination thereof as determined by the Committee.

     6.8 BONUS STOCK. The Committee may award shares of Bonus Stock to Participants under the Plan without cash consideration. The Committee shall determine and indicate in the related Award Agreement whether such shares of Bonus Stock awarded under the Plan shall be unencumbered of any restrictions (other than those advisable to comply with law) or shall be subject to restrictions and limitations similar to those referred to in Section 6.7 hereof. In the event the Committee assigns any restrictions on the shares of Bonus Stock awarded under the Plan, then such shares shall be subject to at least the following restrictions:

            (a) No shares of Bonus Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated if such shares are subject to restrictions which have not lapsed or have not been vested.

            (b) If any condition of vesting of the shares of Bonus Stock are not met, all such shares subject to such vesting shall be delivered to the Company (in a manner determined by the Committee) within 60 days of the failure to meet such conditions without any payment from the Company.

     6.9    OTHER STOCK BASED AWARDS.

            (a) Grant of Other Stock Based Awards. The Committee may issue to Participants, either alone or in addition to other Awards made under the Plan, Stock Unit Awards which may be in the form of Common Stock or other securities. The value of each such Award shall be based, in whole or in part, on the value of the underlying Common Stock or other securities. The Committee, in its sole and complete discretion, may determine that an Award, either in the form of a Stock Unit Award under this Section 6.9 or as an Award granted pursuant to the other provisions of this Article 6, may provide to the Participant (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award. The Committee shall determine the terms, restrictions, conditions, vesting requirements, and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") of the Award and shall set forth those rules in the related Award Agreement.

            (b) Rules. The Committee, in its sole and complete discretion, may grant a Stock Unit Award subject to the following rules:

                 (i) Common Stock or other securities issued pursuant to Stock Unit Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant until the expiration of at least six months from the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant. To the extent Stock Unit Awards are deemed to be derivative securities within the meaning of Rule 16b-3 under the 1934 Act, a Participant's rights with respect to such Awards shall not vest or be exercisable until the expiration of at least six months from the Award Date. To the extent a Stock Unit Award granted under the Plan is deemed to be a derivative security within the meaning of Rule 16b-3 under the 1934 Act, it may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by laws of descent and distribution. All rights with respect to such Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.

                 (ii) Stock Unit Awards may require the payment of cash consideration by the Participant in receipt of the Award or provide that the Award, and any Common Stock or other securities issued in conjunction with the Award be delivered without the payment of cash consideration.

                 (iii) The Committee, in its sole and complete discretion, may establish certain Performance Criteria that may relate in whole or in part to receipt of the Stock Unit Awards.

                 (iv) Stock Unit Awards may be subject to a deferred payment schedule and/or vesting over a specified employment period.

                 (v) The Committee as a result of certain circumstances, may waive or otherwise remove, in whole or in part, any restriction or condition imposed on a Stock Unit Award at the time of Award.


                                   ARTICLE 7

                            OPTION PRICE; SAR PRICE

     The Option Price for any share of Common Stock which may be purchased under a Stock Option and the SAR Price for any share of Common Stock subject to an SAR shall be at least One Hundred Percent (100%) of the Fair Market Value of the share on the Date of Grant. If an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.


                                   ARTICLE 8

                             AWARD PERIOD; VESTING

     8.1 AWARD PERIOD. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service in accordance with this Article 8 and Article 9. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

     8.2 VESTING. The Committee, in its sole discretion, may determine that an Incentive will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be exercised.


                                   ARTICLE 9

                            TERMINATION OF SERVICE

     In the event of Termination of Service of a Participant, an Incentive may only be exercised as determined by the Committee and provided in the Award Agreement.

                                  ARTICLE 10

                             EXERCISE OF INCENTIVE

     10.1 IN GENERAL. A vested Incentive may be exercised during its Award Period, subject to limitations and restrictions set forth therein and in Article
9. A vested Incentive may be exercised at such times and in such amounts as provided in this Plan and the applicable Award Agreement, subject to the terms, conditions, and restrictions of the Plan.

     In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished. No Incentive may be exercised for a fractional share of Common Stock. The granting of an Incentive shall impose no obligation upon the Participant to exercise that Incentive.

            (a) Stock Options. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as follows: (a) cash, check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so submitted.

            Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

            If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's right to purchase such Common Stock may be terminated by the Company.

            (b) SARs. Subject to the conditions of this Section 10.1(b) and such administrative regulations as the Committee may from time to time adopt, an SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall receive from the Company in exchange therefor cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered. In the discretion of the Committee, the Company may satisfy its obligation upon exercise of an SAR by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

     10.2 DISQUALIFYING DISPOSITION OF ISO. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

                                  ARTICLE 11

             SPECIAL PROVISIONS APPLICABLE TO COVERED PARTICIPANTS

     Awards subject to Performance Criteria paid to Covered Participants under this Plan shall be governed by the conditions of this Section 11 in addition to the requirements of Sections 6.4, 6.7, 6.8 and 6.9 above. Should conditions set forth under this Section 11 conflict with the requirements of Sections 6.4, 6.7,
6.8 and 6.9, the conditions of this Section 11 shall prevail.

            (a) All Performance Measures, Goals, or Criteria relating to Covered Participants for a relevant Performance Period shall be established by the Committee in writing prior to the beginning of the Performance Period, or by such other later date for the Performance Period as may be permitted under Section 162(m) of the Code. The Performance Goals may be identical for all Participants or, at the discretion of the Committee, may be different to reflect more appropriate measures of individual performance.

            (b) The Performance Goals relating to Covered Participants for a Performance Period shall be established by the Committee in writing. Performance Goals may include alternative and multiple Performance Goals and may be based on one or more business and/or financial criteria. In establishing the Performance Goals for the Performance Period, the Committee in its discretion may include one or any combination of the following criteria in either absolute or relative terms, for the Company or any Subsidiary:

                 (i)     Total shareholder return;

                 (ii)    Return on assets, equity, capital, or investment;

                 (iii) Pre-tax or after-tax profit levels, including: earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net operating profits after tax, and net income;

                 (iv)    Cash flow and cash flow return on investment;

                 (v)     Economic value added and economic profit;

                 (vi)    Growth in earnings per share;

                 (vii) Levels of operating expense or other expense items as reported on the income statement, including operating and maintenance expense; or

                 (viii) Measures of customer satisfaction and customer service as surveyed from time to time, including the relative improvement therein.

            (c) The Performance Goals must be objective and must satisfy third party "objectivity" standards under Section 162(m) of the Code, and the regulations promulgated thereunder.

            (d) The Committee is authorized to make adjustments in the method of calculating attainment of Performance Goals in recognition of: (i) extraordinary or non-recurring items, (ii) changes in tax laws, (iii) changes in generally accepted accounting principles or changes in accounting principles, (iv) charges related to restructured or discontinued operations, (v) restatement of prior period financial results, and (vi) any other unusual, non-recurring gain or loss that is separately identified and quantified in the Company's financial statements. Notwithstanding the foregoing, the Committee may, at its sole discretion, reduce the performance results upon which Awards are based under the Plan, to offset any unintended result(s) arising from events not anticipated when the Performance Goals were established, provided that such adjustment is permitted by Section 162(m) of the Code.

            (e) The Performance Goals shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.

            (f) The Award and payment of any Award under this Plan to a Covered Participant with respect to a relevant Performance Period shall be contingent upon the attainment of the Performance Goals that are applicable to such Covered Participant. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Goals relating to the Award are satisfied. Approved minutes of the Committee may be used for this purpose.

            (g) The maximum Award that may be paid to any Covered Participant under the Plan pursuant to Sections 6.4, 6.7, 6.8 and 6.9 for any Performance Period shall be (i) if in cash, One Million Dollars ($1,000,000.00) and (ii) if in shares of Common Stock, five hundred thousand (500,000) shares.

            (h) All Awards to Covered Participants under this Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purpose of this Section 11.

                                  ARTICLE 12

                          AMENDMENT OR DISCONTINUANCE

     Subject to the limitations set forth in this Article 12, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan and Incentives awarded under the Plan to continue to comply with Section 162(m) of the Code, including any successors to such Section, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 12 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.


                                  ARTICLE 13

                                     TERM

     The Plan shall be effective as set forth in Section 18.11. Unless sooner terminated by action of the Board, the Plan will terminate on October 1, 2008, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.


                                  ARTICLE 14

                              CAPITAL ADJUSTMENTS

     If at any time while the Plan is in effect, or Incentives are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

            (a) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to a Participant to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded.

            (b) Appropriate adjustments shall be made in the number of shares of Common Stock and the Option Price thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate Option Price.

            (c) Appropriate adjustments shall be made in the number of SARs and the SAR Price thereof then subject to exercise pursuant to each such SAR previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price.

            (d) Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which restrictions have not yet lapsed prior to any such change.

            (e) Appropriate adjustments shall be made with respect to shares of Common Stock applicable to any other Incentives previously awarded under the Plan as the Committee, in its sole discretion, deems appropriate, consistent with the event.

     Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to (i) the number of or Option Price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan, (ii) the number of or SAR Price or SARs then subject to outstanding SARs granted under the Plan, (iii) the number of outstanding shares of Restricted Stock, or (iv) the number of shares of Common Stock otherwise payable under any other Incentive.

     Upon the occurrence of each event requiring an adjustment with respect to any Incentive, the Company shall mail to each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                  ARTICLE 15

                         RECAPITALIZATION, MERGER AND
                        CONSOLIDATION; CHANGE IN CONTROL

            (a) The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

            (b) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

            (c) In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all Stock Options and SARs may be canceled by the Company immediately prior to the effective date of any such reorganization, merger, consolidation, share exchange or any dissolution or liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all or any portion of all of the shares of Common Stock subject to such outstanding Incentives whether or not such Incentives are then vested or exercisable.

            (d) In the event of a Change in Control, notwithstanding any other provision in this Plan to the contrary all unmatured installments of Incentives outstanding and not otherwise canceled in accordance with
     Section 15(c) above, shall thereupon automatically be accelerated and exercisable in full and all Restriction Periods applicable to Awards of Restricted Stock and/or Restricted Stock Units shall automatically expire. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

                                  ARTICLE 16

                          LIQUIDATION OR DISSOLUTION

     In case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Option Prices or SAR Prices then in effect with respect to each Stock Option or SAR shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.


                                  ARTICLE 17

                        INCENTIVES IN SUBSTITUTION FOR
                   INCENTIVES GRANTED BY OTHER CORPORATIONS

     Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees of a corporation who become or are about to become Employees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.


                                  ARTICLE 18

                           MISCELLANEOUS PROVISIONS

     18.1 INVESTMENT INTENT. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

     18.2 NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

     18.3 INDEMNIFICATION OF BOARD AND COMMITTEE. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

     18.4 EFFECT OF THE PLAN. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

     18.5 COMPLIANCE WITH OTHER LAWS AND REGULATIONS. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation
Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

     18.6 TAX REQUIREMENTS. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Notwithstanding the foregoing, in the event of an assignment of a Non-qualified Stock Option or SAR pursuant to Section 18.7, the Participant who assigns the Non-qualified Stock Option or SAR shall remain subject to withholding taxes upon exercise of the Non-qualified Stock Option or SAR by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made in cash, by check, or through the delivery of shares of Common Stock owned by the Participant (which may be effected by the actual delivery of shares of Common Stock by the Participant or by the Company's withholding a number of shares to be issued upon the exercise of a Stock Option, if applicable), which shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

     18.7 ASSIGNABILITY. Incentive Stock Options may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 18.7 that is not required for compliance with Section 422 of the Code. The Committee may, in its discretion, authorize all or a portion of a Non-qualified Stock Option or SAR to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, (iv) an entity exempt from federal income tax pursuant to
Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Non-qualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Non-qualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. Following transfer, any such Non-qualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 10, 12, 14, 16 and 18 hereof the term "Participant" shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Non-qualified Stock Options and SARs shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Non-qualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Option. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Non-qualified Stock Option or SAR that has been transferred by a Participant under this Section 18.7.

     18.8 USE OF PROCEEDS. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

     18.9 GOVERNING LAW. The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable Federal law.

     18.10 SUCCESSORS AND ASSIGNS. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, expressly to assume and agree to perform the Company's obligation under this Plan in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. As used herein, the "Company" shall mean the Company as hereinbefore defined and any aforesaid successor to its business and/or assets.

     18.11  EFFECTIVE DATE.  The Plan shall be effective as of October 1,
1998. Notwithstanding the foregoing, the adoption of this Plan is expressly conditioned upon the approval by the Company's shareholders at the annual meeting of the Company's shareholders held in 1999. Subject to earlier termination pursuant to Article 12, the Plan shall have a term of ten (10) years from its effective date. After termination of the Plan, no future Awards may be made.

     18.12 LEGEND. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

     On the face of the certificate:

            "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

     On the reverse:

            "The shares of stock evidenced by this certificate are subject to and transferrable only in accordance with that certain Atmos Energy Corporation 1998 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

     The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

            "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

     A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas.

                              * * * * * * * * * *

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of August 12, 1998, by its President pursuant to prior action taken by the Board.



                                            ATMOS ENERGY CORPORATION



                                            By: /s/ Robert W. Best
                                                --------------------------------
                                                Robert W. Best
                                                Chairman of the Board, President
                                                and Chief Executive Officer



Attest:


/s/  Glen A. Blanscet
-------------------------
Secretary

                                   EXHIBIT B


                           ATMOS ENERGY CORPORATION
                     ANNUAL INCENTIVE PLAN FOR MANAGEMENT


     The Atmos Energy Corporation Annual Incentive Plan for Management (hereinafter called the "Plan") was adopted by the Board of Directors of Atmos Energy Corporation, a Texas and Virginia corporation (hereinafter called the "Company"), on August 12, 1998 to be effective October 1, 1998 and will be submitted to the Company's stockholders for approval on February 10, 1999.

                                   ARTICLE 1

                                    PURPOSE

     The Plan is intended to provide the Company a means by which it can engender and sustain a sense of personal commitment on the part of its executives and senior managers in the continued growth, development, and financial success of the Company and encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may award to executives and senior managers annual incentive compensation on the terms and conditions established herein.

                                   ARTICLE 2

                                  DEFINITIONS

     For the purposes of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     2.1 "Annual Incentive Award" or "Award" means the compensation payable under this Plan to a Participant by the Committee pursuant to such terms, conditions, restrictions, and limitations established by the Committee and Plan.

     2.2   "Board" means the Board of Directors of the Company.

     2.3 "Bonus Stock" or "Bonus Shares" means shares of Common Stock of the Company awarded to a Participant as permitted and pursuant to the terms of the Long Term Incentive Plan.

     2.4   (a)   "Change in Control" of the Company shall be deemed to have occurred if:

                 (i) Any "Person" (as defined in Section 2.4(b)(i) below), other than (1) the Company or any of its Subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Section 2.4(b)(ii) below), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing 33-1/3% or more of the combined voting power of the Company's then outstanding securities, or 33-1/3% or more of the then outstanding common stock of the Company, excluding any Person who becomes such a beneficial owner in connection with a transaction described in subparagraph
           (iii)(A) below.

                 (ii) During any period of two consecutive years (the "Period"), individuals who at the beginning of the Period constitute the Board of Directors of the Company and any "new director" (as defined in Section 2.4(b)(iii) below) cease for any reason to constitute a majority of the Board of Directors.

                 (iii) There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, except if:

                       (A) the merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

                       (B) the merger or consolidation is effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly, or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 60% or more of the combined voting power of the Company's then outstanding securities;

                 (iv) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by the stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     (b)   Definitions.  For purposes of Section 2.4(a) above,

           (i) "Person" shall have the meaning given in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "1934 Act") as modified and used in Sections 13(d) and 14(d) of the 1934 Act.

           (ii) "Beneficial owner" shall have the meaning provided in Rule 13d-3 under the 1934 Act.

           (iii) "New director" shall mean an individual whose election by the Company's Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the Period or whose election or nomination for election was previously so approved or recommended. However, "new director" shall not include a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation relating to the election of directors of the Company.

           (iv) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the 1934 Act.

     2.5 "Code" means the Internal Revenue Code of 1986, as amended, together with the published rulings, regulations, and interpretations duly promulgated thereunder.

     2.6 "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

     2.7 "Common Stock" or "Common Shares" means the Common Stock of the Company, with no par value (stated value of $.005 per share), or such other security or right or instrument into which such common stock may be changed or converted in the future.

     2.8 "Company" means Atmos Energy Corporation, a Texas and Virginia corporation, and any successor entity.

     2.9 "Covered Participant" means a Participant who is a "covered employee" as defined in Section 162(m)(3) of the Code, and the regulations promulgated thereunder, or who the Committee believes will be such a covered employee for a Performance Period, and who the Committee believes may have remuneration in excess of $1,000,000 for the Performance Period, as provided in Section 162(m) of the Code.

     2.10 "Date of Conversion" means the date on which the Committee determines and approves Awards; this is also the effective Date of Conversion for Restricted Stock or Restricted Shares, and for Stock Options.

     2.11 "Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company and any Subsidiary of the Company.

     2.12 "Executive Nonqualified Deferred Compensation Plan" is the Atmos Energy Corporation Executive Nonqualified Deferred Compensation Plan, as amended from time to time.

     2.13 "Fair Market Value" of a share of Common Stock is the mean of the highest and lowest prices per share on the New York Stock Exchange Consolidated Tape, or such reporting service as the Board may select, on the appropriate date, or in the absence of reported sales on such day, the most recent previous day for which sales were reported.

     2.14 "Long-Term Incentive Plan" is the Atmos Energy Corporation 1998 Long-Term Incentive Compensation Plan, as amended from time to time.

     2.15 "Participant" means an Employee who is selected by the Committee to participate in the Plan.

     2.16 "Performance Criteria" or "Performance Goals" or "Performance Measures" mean the objectives established by the Committee for the Performance Period pursuant to Article V hereof, for the purpose of determining Awards under the Plan.

     2.17 "Performance Period" means the consecutive 12 month period that constitutes the Company's fiscal year.

     2.18 "Plan" means the Atmos Energy Corporation Annual Incentive Plan for Management, dated effective October 1, 1998, as amended from time to time.

     2.19 "Restricted Stock" or "Restricted Shares" means shares of Common Stock of the Company contingently granted to a Participant as permitted and pursuant to the terms and provisions of the Long-Term Incentive Plan.

     2.20 "Section 162(m)" means Section 162(m) of the Code and the regulations promulgated thereunder.

     2.21 "Stock Option" or "Option" means an option to purchase Common Shares of the Company as permitted and pursuant to the terms and provisions of the Long-Term Incentive Plan.

     2.22 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and
(iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

     2.23 "Termination of Service" occurs when a Participant who is an Employee of the Company or any Subsidiary shall cease to serve as an Employee of the Company and its Subsidiaries, for any reason.

                                   ARTICLE 3

                                ADMINISTRATION

     The Plan shall be administered by the Human Resources Committee of the Board unless otherwise determined by the Board. If said Human Resources Committee does not so serve, the Committee shall consist of not fewer than two persons; any member of the Committee may be removed at any time, with or without cause, by resolution of the Board; and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

     All actions to be taken by the Committee under this Plan, insofar as such actions affect compliance with Section 162(m) of the Code, shall be limited to those members of the Board who are Non-employee Directors and who are "outside directors" under Section 162(m). The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

     The Committee shall determine and designate from time to time the eligible persons to whom Awards will be made. The Committee, in its discretion, shall
(i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and
(iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

     With respect to restrictions in the Plan that are based on the requirements of Section 162(m) of the Code or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to make Awards hereunder that are no longer subject to such restrictions.

                                   ARTICLE 4

                                  ELIGIBILITY

     Any Employee (including an Employee who is also a director or an officer) is eligible to participate in the Plan. The Committee, upon its own action, may make, but shall not be required to make, an Award to any Employee. Awards may be made by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. The Committee's determinations under the Plan (including without limitation determinations of which Employees, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards, and the agreements evidencing same) may be made by the Committee selectively among Employees who receive, or are eligible to receive, Awards under the Plan. An Employee must be a Participant in the Plan for a minimum of six months during the Plan Year to be eligible for an Award for that Plan Year.

                                   ARTICLE 5

                       PERFORMANCE GOALS AND MEASUREMENT

     5.1 Performance Goals Establishment. Performance Goals shall be established by the Committee not later than 90 days after commencement of the Performance Period. The Performance Goals may be identical for all Participants or, at the discretion of the Committee, may be different to reflect more appropriate measures of individual performance.

     5.2 Awards. Awards shall be made annually in accordance with actual performance compared to the Performance Goals previously established by the Committee for the Performance Period.

     5.3 Performance Goals. Performance Goals relating to Covered Participants for a Performance Period shall be established by the Committee in writing. Performance Goals may include alternative and multiple Performance Goals and may be based on one or more business and/or financial criteria. In establishing the Performance Goals for the Plan Year, the Committee in its discretion may include one or any combination of the following criteria in either absolute or relative terms, for either the Company or any of its Subsidiary organizations:

           (a)   Total shareholder return
           (b)   Return on assets, equity, capital, or investment
           (c) Pre-tax or after-tax profit levels, including: earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net operating profits after tax, and net income
           (d)   Cash flow and cash flow return on investment
           (e)   Economic value added and economic profit
           (f)   Growth in earnings per share
           (g) Levels of operating expense or other expense items as reported on the income statement, including operating and maintenance expense
           (h) Measures of customer satisfaction and customer service as surveyed from time to time, including the relative improvement therein.

     5.4 Adjustments for Extraordinary Items. The Committee shall be authorized to make adjustments in the method of calculating attainment of Performance Goals in recognition of: (i) extraordinary or non-recurring items,
(ii) changes in tax laws, (iii) changes in generally accepted accounting principles or changes in accounting policies, (iv) charges related to restructured or discontinued operations, (v) restatement of prior period financial results, and (vi) any other unusual, non-recurring gain or loss that is separately identified and quantified in the Company's financial statements. Notwithstanding the foregoing, the Committee may, at its sole discretion, reduce the performance results upon which Awards are based under the Plan, to offset any unintended result(s) arising from events not anticipated when the Performance Goals were established, provided that such adjustment is permitted by Section 162(m).

     5.5 Determination of Awards. The Award and payment of any Award under this Plan to a Covered Participant with respect to the Performance Period shall be contingent upon the attainment of the Performance Goals that are applicable to such Covered Participant. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Goals relating to the Award are satisfied. Approved minutes of the Committee may be used for this purpose. The Performance Goals shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.

                                   ARTICLE 6

                                    AWARDS

     6.1 Timing of Awards. At the first meeting of the Committee after the completion of the Performance Period, the Committee shall review the prior year's performance in relation to the Performance Goals. The first meeting of the Committee shall occur within 60 days following the completion of the Performance Period.

     6.2 Form of Awards. Awards are paid in cash or, at the Committee's discretion, in whole or in part, in stock options. The value of any stock options paid in lieu of a cash Award will be determined as set forth in Section 6.2(d) below. Such stock options will be granted pursuant to the Long-Term Incentive Plan. In addition, if and as the Committee so permits and depending upon the Participant's voluntary election prior to the commencement of the Performance Period, the Participant may elect to convert any Award paid to him in cash in 25 percent increments, in whole or part, into the following forms:

           (a) Deferred Compensation. The Participant may elect to defer receipt of all or a portion of the Award under provisions of the Executive Nonqualified Deferred Compensation Plan.

           (b) Bonus Stock. The Participant may elect to convert all or a portion of the Award to Bonus Shares, with the value of the Bonus Shares (based on the Fair Market Value of such Bonus Shares as of the Date of Conversion) being equal to 110% of the amount of the Award. Such Bonus Shares shall be unrestricted and shall be granted pursuant to the Long-Term Incentive Plan.

           (c) Restricted Stock Awards. The Participant may elect to convert all or a portion of the Award to Company Restricted Shares, with the value of the Restricted Shares (based on the Fair Market Value of such Restricted Shares as of the Date of Conversion) being equal to 150% of the amount of the Award. Such Restricted Stock will have a restriction period of not less than 3 years from the Date of Conversion. These Restricted Shares will be granted pursuant to the Long-Term Incentive Plan.

           (d) Non Qualified Stock Options. The Participant may elect to convert all or a portion of the Award to Stock Options, with the value of the Stock Options (determined on the Date of Conversion using the Black-Scholes option pricing model) being equal to 250% of the amount of the Award. The term of the Stock Option shall not be greater than 10 years, and the Stock Option will not be fully vested until 3 years have passed from the Date of Conversion. All Stock Options shall be granted at 100 percent of the Common Stock's Fair Market Value on the Date of Conversion. These Stock Options will be granted pursuant to the Long-Term Incentive Plan.

     6.3 Maximum Awards. The maximum cash Award that may be made to a Covered Participant under the Plan for any Performance Period shall be $1.0 million.

                                   ARTICLE 7

                               WITHHOLDING TAXES

     The Company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld with respect to such payments.

                                   ARTICLE 8

                  NO RIGHT TO CONTINUED EMPLOYMENT OR AWARDS


     No Employee shall have any claim or right to be made an Award, and the making of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any of its Subsidiaries. Further, the Company and its Subsidiaries expressly reserve the right at any time to terminate the employment of any Participant free from any liability under the Plan; except that a Participant, who meets or exceeds the Performance Goals for the

Performance Period and was actively employed for the full term of the Performance Period, will be eligible for an Award even though the Participant is not an active employee of the Company at the time the Committee makes Awards under the Plan.

                                   ARTICLE 9

                               CHANGE IN CONTROL

     Immediately upon a Change in Control, notwithstanding any other provision of this Plan, all Awards for the Performance Period in which the Change in Control occurs shall be deemed earned at the maximum Performance Goal level, and the Company shall make a payment in cash to each Participant within ten (10) days after the effective date of the Change in Control in the amount of such maximum Award. The making of Awards under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any portion of its businesses or assets.

                                  ARTICLE 10

              AMENDMENT, MODIFICATION, SUSPENSION, OR TERMINATION

     Subject to the limitations set forth in the Article 10, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan and Awards under the Plan to continue to comply with Section 162(m) of the Code, including any successors to such Section, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

                                  ARTICLE 11

                                 GOVERNING LAW

     The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable Federal law.

                                  ARTICLE 12

                            SUCCESSORS AND ASSIGNS

     The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, expressly to assume and agree to perform the Company's obligation under this Plan in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. As used herein, the "Company" shall mean the Company as hereinbefore defined and any aforesaid successor to its business and/or assets.

                                  ARTICLE 13

                                EFFECTIVE DATE

     This Plan shall be effective as of October 1, 1998. Notwithstanding the foregoing, the adoption of this Plan is expressly conditioned upon the approval by the Company's shareholders at the annual meeting of the Company's shareholders held in 1999. Subject to earlier termination pursuant to Article 10, the Plan shall have a term of 5 years from its effective date. After termination of the Plan, no future Awards may be made.

                                  ARTICLE 14

                                INTERPRETATION

     The Plan is designed to comply with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner consistent with that intent.

                                  ARTICLE 15

                                INDEMNIFICATION

     No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

                           *     *     *     *     *

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of August 12, 1998 by its President pursuant to prior action taken by the Board.


                                       ATMOS ENERGY CORPORATION


                                       By: /s/ Robert W. Best
                                           ---------------------------------
                                           Robert W. Best
                                           Chairman of the Board, President
                                           and Chief Executive Officer


Attest:



/s/ Glen A. Blanscet
----------------------------
Secretary

                                   EXHIBIT C

                   ATMOS ENERGY CORPORATION EQUITY INCENTIVE
           AND DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS


     The Atmos Energy Corporation Equity Incentive and Deferred Compensation Plan for Non-Employee Directors (the "Plan") is an amendment to the Atmos Energy Corporation Deferred Compensation Plan for Outside Directors adopted by the Company on May 10, 1990. This Plan document is designed to supersede the prior plan document and includes all terms and provisions of the Plan. This Plan was adopted by the Board of Directors of Atmos Energy Corporation, a Texas and Virginia corporation (hereinafter called the "Company"), on August 12, 1998.

                                   ARTICLE 1

                                    PURPOSE

     The Plan, as amended, allows each non-employee Director to defer receipt of his annual retainer and meeting fees, to invest his deferred compensation into either a cash account or a stock account, and to receive an annual grant of share units for each year the non-employee Director serves on the Company's Board of Directors. The Plan, as amended, is intended to encourage qualified individuals to accept nominations as Directors of Atmos Energy Corporation and to strengthen the mutuality of interests between the non-employee Directors and Atmos Energy Corporation's other shareholders.

                                   ARTICLE 2

                                  DEFINITIONS

     The following are defined terms wherever they appear in the Plan:

     2.1 "Board of Directors" or "Board" shall mean the Board of Directors of Atmos Energy Corporation.

     2.2   (a)   "Change in Control" of  the  Company  shall be deemed to have occurred if:

                 (i) Any "Person" (as defined in Section 2.2(b)(i) below), other than (1) the Company or any of its Subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Section 2.4(b)(ii) below), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing 33-1/3% or more of the combined voting power of the Company's then outstanding securities, or 33-1/3% or more of the then outstanding common stock of the

           Company, excluding any Person who becomes such a beneficial owner in connection with a transaction described in subparagraph (iii)(A) below.

                 (ii) During any period of two consecutive years (the "Period"), individuals who at the beginning of the Period constitute the Board of Directors of the Company and any "new director" (as defined in Section 2.2(b)(iii) below) cease for any reason to constitute a majority of the Board of Directors.

                 (iii) There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, except if:

                       (A) the merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

                       (B) the merger or consolidation is effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly, or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 60% or more of the combined voting power of the Company's then outstanding securities;

                 (iv) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by the stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

           (b)   Definitions.  For purposes of Section 2.2(a) above,

                 (i) "Person" shall have the meaning given in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "1934 Act") as modified and used in Sections 13(d) and 14(d) of the 1934 Act.

                 (ii) "Beneficial owner" shall have the meaning provided in Rule 13d-3 under the 1934 Act.

                 (iii) "New director" shall mean an individual whose election by the Company's Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the Period or whose election or nomination for election was previously so approved or recommended. However, "new director" shall not include a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation relating to the election of directors of the Company.

                 (iv) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the 1934 Act.

     2.3 "Cash Account" shall be a Sub-Account pursuant to the Plan to which the Director may voluntarily elect to defer annual retainer and meeting fees for payment at a specified future date, under the terms and provisions of the Plan.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended, together with the published rulings, regulations, and interpretations duly promulgated thereunder.

     2.5 "Company" means Atmos Energy Corporation, a Texas and Virginia Corporation, and any successor entity.

     2.6 "Common Stock" or "Common Shares" means the Common Stock of the Company, no par value (stated value of $.005 per share), or such other security or right or instrument into which such Common Stock may be changed or converted in the future.

     2.7 "Director" means a member of the Board of Directors who is not employed by the Company or any of its Subsidiaries.

     2.8 "Fair Market Value" of a share of Common Stock is the mean of the highest and lowest prices per share on the New York Stock Exchange Consolidated Tape, or such reporting service as the Board may select, on the appropriate date, or in the absence of reported sales on such day, the most recent previous day for which sales were reported.

     2.9 "Plan" means the Atmos Energy Corporation Equity Incentive and Deferred Compensation Plan for Non-Employee Directors, as described herein and as amended from time to time.

     2.10 "Plan Benefits" means the benefits described in Articles 5 and 6 hereof.

     2.11  "Plan Year" means the calendar year.

     2.12 "Share Unit" shall mean a notional share that is not an actual share, but is a fictitious share whose value at any point in time is always equal to the Fair Market Value of a Common Share of the Company at such time.

     2.13 "Stock Account" shall be a Sub-Account pursuant to the Plan to which the Director may voluntarily elect to defer annual retainer and meeting fees, as well as receive periodic grants of Share Units, for payment to a specified future date, under the terms and provisions of the Plan described hereunder.

     2.14 "Sub-Account" shall be one of two accounts to which the Director may have credited compensation for services rendered: (1) Cash Account and (2) Stock Account.

                                   ARTICLE 3

                                ADMINISTRATION

     The Plan shall be administered by the Board of Directors. The Board of Directors shall have the full authority to construe and interpret the Plan, and any action of the Board of Directors with respect to the Plan shall be final, conclusive, and binding on all persons. Subject to adjustment as provided in
Section 7.8 hereof, the total number of Common Shares reserved for issuance under the Plan shall be 150,000.

                                   ARTICLE 4

                             GRANTS OF SHARE UNITS

     After the effective date of the Plan (as defined in Section 7.11), each Plan Year, the Board may grant to each Director such number of Share Units, if any, as the Board may determine. The grants will occur on the 30th day following the Company's Annual Meeting of Shareholders each Plan Year.

                                   ARTICLE 5

                      SUB-ACCOUNT CREDITS AND INVESTMENTS

     5.1 Sub-Accounts. Each Director participating in the Plan will have a deferred compensation arrangement comprised of two Sub-Accounts: a Cash Account and a Stock Account. The Director shall designate the Sub-Account to which any retainer, meeting fees, or other compensation for services as a Director shall be credited by an advance election. Such election must occur on or before December 31 of the calendar year immediately preceding the start of the Plan Year. The Director may elect to have the retainer, meeting fees, and other compensation credited to either Sub-Account in increments of ten percent (10%), provided that fees may only be allocated to the Stock Account in whole Share Units. Except as otherwise provided herein, retainer, meeting fees, and other compensation allocated to a Sub-Account may not thereafter be allocated to the other Sub-Account.

     5.2 Cash Account. The amount of retainer, meeting fees, and other compensation allocated as a credit to the Cash Account shall be converted to a cash balance to be credited with interest in the means set forth below.

           (a) The balance in the Cash Account prior to any additional allocations or credits of compensation for such month, if any, shall be credited with interest equal to one-twelfth of the Annual Interest Rate.

           (b) The Annual Interest Rate for each applicable calendar year, beginning on January 1 of the calendar year, will be equal to the sum of
     (i) 2.0 percent, plus (ii) the annual yield reported on a 30-year Treasury Bond for the first business day of January for each Plan Year, as reported in the Wall Street Journal.

     5.3 Stock Account. The amount of retainer, meeting fees, and other compensation allocated as a credit to the Stock Account shall be converted to Share Units as described below. Any retainer, meeting fees, and other compensation payable for services in any month or fiscal year quarter shall be converted to a number of whole Share Units on the last trading day of that month or quarterly period. The amount attributable to any fractional Share Units remaining after conversion shall be reallocated to the Cash Account. Share Units shall be credited with dividend equivalents as and when dividends are declared on shares of Common Stock. Such credits shall be converted to whole Share Units on the last trading day of the month in which such dividends are paid. The amount attributable to any fractional Share Units remaining after conversion shall be reallocated to the Cash Account.

                                   ARTICLE 6

                                 PLAN BENEFITS

     6.1 Form. Plan Benefits of a Director shall be comprised of two forms. Plan Benefits paid from the Cash Account shall be paid in the form of cash. Plan Benefits for the Stock Account shall be paid in the form of Common Shares equal in number to the Share Units in the Director's Stock Account.

     6.2   Distribution.

           (a) The Plan Benefits of a Director, payable under either the Cash Account or the Stock Account, shall be distributed either (i) in a single lump sum at the time of termination of the Director's service on the Board, or (ii) in up to 15 equal annual installments beginning at the time of termination of the Director's service on the Board. Each Director may elect the form of distribution, and such election must be made in the form designated by the Company from time to time, must be made within 30 days after the Director first becomes eligible to participate in the Plan, and shall be irrevocable once filed with the Company; provided, however, that Director may file a new election as to the form of distribution if such election is filed at least one year in advance of termination of service on the Board. In the absence of a timely election by a Director hereunder, the Director shall be deemed to have elected to have his Plan Benefits distributed in a single lump sum at the time of termination of the Director's service on the Board.

           (b) In the case of the death of a Director, the Director's Plan Benefits shall be distributed, within a reasonable time as determined by the Company, after the Director's death to the Director's beneficiary or beneficiaries, as specified by the Director on a form furnished by and filed with the Secretary of the Company. If no beneficiary has been designated by the Director or if no designated beneficiary survives the Director, the undistributed balance of his Plan Benefit shall be distributed to the Director's surviving spouse as beneficiary if such spouse is still living or, if not living, in equal amounts to the then living children of the Director as beneficiaries or, if none, to the Director's estate as beneficiary.

                                   ARTICLE 7

                         GENERAL PROVISIONS AND TERMS

     7.1 Change in Control. In the event of an occurrence of a Change in Control as defined herein, the Company or its successor organization shall be required to fully pay the Cash Account and Stock Account Plan Benefits through a grantor trust arrangement established by the Company for the express purpose of the Plan. Such financing of the grantor trust shall occur within 20 days following the date of the Change in Control and within 10 days following any subsequent increase in the value of the Cash Account or Stock Account.

     7.2 Nontransferability. Except as provided in Article 6.2(b) above, no payment of any Plan Benefit of a Director shall be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily or involuntarily or by operation of law. Any act in violation of this subsection shall be void.

     7.3 Compliance with Legal and Trading Requirements. The Plan shall be subject to all applicable laws, rules and regulations, including but not limited to, federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. No provision of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal or state securities laws. The transfer by a Director of Common Shares distributed pursuant to the Plan will be subject to such restrictions as the Company deems necessary or desirable in connection with federal or state securities laws, and Common Share certificates will bear a legend setting forth any such restriction.

     7.4 Taxes. The Company is authorized to withhold from any payment made under this Plan any amount of withholding and other taxes due in connection therewith, and to take such other action as the Company may deem advisable to enable the Company and a Director to satisfy obligations for the payment of any withholding taxes and other tax obligations relating thereto.

     7.5 Amendment or Termination. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders of the Company or individual Directors; provided, however, that, without the consent of an affected Director, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially impair the rights or, in any other manner, materially and adversely affect the rights of such Director hereunder to the amounts or Share Units then credited to his Sub-Accounts.

     7.6 Unfunded Status of Awards. This Plan is intended to constitute an "unfunded" plan of deferred compensation. With respect to any payments not yet made to a Director, nothing contained in the Plan shall give any such Director any rights that are greater than those of a general creditor of the Company; provided, however, subject to Article 7.1 hereof, that the Company may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash or other property, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Company otherwise determines with the consent of each affected Director.

     7.7 Nonexclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other compensation arrangements as it may deem desirable, including without limitation, the granting of options on Common Shares and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     7.8 Adjustments. In the event that subsequent to the effective date of the Plan any dividend in Common Shares, recapitalization, Common Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange, or other such change, affects the Common Shares such that they are increased or decreased or changed into or exchanged for a different number or kind of Common Shares, other securities of the Company or of another corporation or other consideration, then in order to maintain the proportionate interest of the Directors and preserve the value of the Directors' Share Units and to maintain the value of the Plan there shall automatically be substituted (i) for each Share Unit a new Share Unit and (ii) for the number of Common Shares set forth in Section 3 above a number of Common Shares or other consideration, in the case of (i) and (ii) above, representing the number and kind of

Common Shares, other securities or other consideration into which each outstanding Common Share shall be changed or for which each Common Share shall be exchanged. The substituted units shall be subject to the same terms and conditions as the original Share Units.

     7.9 No Right to Remain on the Board. Neither the Plan nor the crediting of Share Units under the Plan shall be deemed to give any individual a right to remain a Director of the Company or create any obligation on the part of the Board to nominate any Director for reelection by the shareholders of the Company.

     7.10 Governing Law. The validity, construction, and effect of the Plan shall be determined in accordance with the laws of Texas without giving effect to principles of conflict of laws.

     7.11 Effective Date. The Plan shall become effective upon approval of this Plan by the shareholders of the Company.

     7.12 Titles and Headings. The titles and heading of those Articles in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     7.13 Indemnification. No member of the Board, nor any officer or Employee of the Company acting on behalf of the Board, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and each and any officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of August 12, 1998 by its President pursuant to prior action taken by the Board.



                                       ATMOS ENERGY CORPORATION



                                       By: /s/ Robert W. Best
                                           --------------------------------
                                           Robert W. Best
                                           Chairman of the Board, President
                                           and Chief Executive Officer



Attest:



/s/ Glen A. Blanscet
--------------------
Secretary

                                   APPENDIX 1




                                     PROXY


                           ATMOS ENERGY CORPORATION


            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR ANNUAL MEETING, FEBRUARY 10, 1999


  The undersigned hereby constitutes and appoints Robert W. Best, Dan Busbee, Charles K. Vaughan and each of them, his or her true and lawful agents and proxies, to represent the undersigned at the Annual Meeting of Shareholders of ATMOS ENERGY CORPORATION, to be held at The Westin Hermitage, 231 Sixth Avenue North, Nashville, Tennessee 37219, on Wednesday, February 10, 1999, and at any postponements or adjournment thereof, on all matters coming before said meeting.

  YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX,
SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ATMOS LOGO                                                   THIS IS YOUR PROXY.
                                                         YOUR VOTE IS IMPORTANT.


Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope. If you wish to change your address, please mark the box below, vote and return your proxy by mail.


                         COMPANY HIGHLIGHTS DURING 1998

 . The Company achieved record net income of over $55,000,000 and record earnings per share of $1.84.

 . The Company completed the integration of the operations and personnel of United Cities.

 . The Company continued the implementation of its customer service initiative project, including a centralized customer call center operation in Amarillo, Texas.

 . The Company successfully completed its first public debt offering in July 1998 in the amount of $150,000,000.

                                  DETACH HERE
--------------------------------------------------------------------------------
[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


1. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

     Nominees for Director: CLASS I: Travis W. Bain II, Dan Busbee, Gene C. Koonce and Vincent J. Lewis


              FOR ALL NOMINEES                 WITHHELD FROM ALL NOMINEES
                    [ ]                                    [ ]


     For, except vote withheld from the following nominee(s):

     ______________________________; _____________________________



2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 100,000,000 SHARES FROM 75,000,000 SHARES.

     Approval of                     FOR  AGAINST  ABSTAIN
     Increase in Authorized Shares   [ ]    [ ]      [ ]


3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1998 LONG-TERM INCENTIVE PLAN.

     Approval of                     FOR  AGAINST  ABSTAIN
     1998 Long-Term Incentive Plan   [ ]    [ ]      [ ]



4. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ANNUAL INCENTIVE PLAN FOR MANAGEMENT.

     Approval of                     FOR  AGAINST  ABSTAIN
     Annual  Incentive Plan          [ ]    [ ]      [ ]
     for Management

5. The Board of Directors recommends a vote FOR approval of the Equity Incentive and Deferred Compensation Plan for Non-Employee Directors.

     Approval of                     FOR  AGAINST  ABSTAIN
     Equity Incentive and
     Deferred Compensation Plan      [ ]    [ ]      [ ]
     for Non-Employee Directors


                         MARK HERE
                         FOR ADDRESS CHANGE
                         AND NOTE AT LEFT  [___]


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND AUTHORIZES THE PROXIES TO TAKE ACTION IN THEIR DISCRETION UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK, FOR APPROVAL OF THE PROPOSAL TO APPROVE THE 1998 LONG-TERM INCENTIVE PLAN, FOR APPROVAL OF THE ANNUAL INCENTIVE PLAN FOR MANAGEMENT, AND FOR APPROVAL OF THE EQUITY INCENTIVE AND DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS.

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.



Signature:_______________ Date__________ Signature:_______________ Date_________